EXHIBIT 10.1

EXECUTION COPY

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ASSET PURCHASE AND LICENSE AGREEMENT

by and among

AGRIGENETICS, INC.,

a Delaware corporation;

MYCOGEN CORPORATION,

a California corporation;

EXELIXIS PLANT SCIENCES, INC.,

a Delaware corporation;

AGRINOMICS, LLC,

a Delaware limited liability company;

and

EXELIXIS, INC.,

a Delaware corporation.

Dated as of September 4, 2007

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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	(j)	Non-Contravention	12

	(k)	No Brokers	12

	(l)	Real Property	12

	(m)	Purchased Operative Assets	13

	(n)	Insurance	13

	(o)	Compliance with Law; Permits	13

	(p)	Taxes	13

	(q)	Environmental Matters	13

5.2	By the Purchaser		14

	(a)	Valid Existence; Subsidiary	14

	(b)	Authority	15

	(c)	Binding Nature of Agreements	15

	(d)	Non-Contravention	15

	(e)	No Brokers	15

	(f)	Financing	15

	(g)	[ * ]	15

5.3	DISCLAIMER		15

SECTION 6. INDEMNIFICATION			16

6.1	Indemnification by the Seller		16

6.2	Indemnification by the Purchaser		16

6.3	Limitations on Liability		17

6.4	Defense of Third Party Claims		20

6.5	Exclusive Remedy		21

SECTION 7. COVENANTS			21

7.1	Prosecution and Enforcement of Partially Exclusive Patents		21

7.2	Further Assurances; Access to Books and Records		22

7.3	Confidentiality		22

7.4	Tax Cooperation; Allocation of Certain Taxes		24

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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SECTION 8. MISCELLANEOUS PROVISIONS		25

8.1	Guaranty	25

8.2	Time of the Essence	25

8.3	Notices	25

8.4	Headings	27

8.5	Counterparts and Exchanges by Electronic Transmission or Facsimile	27

8.6	Governing Law	27

8.7	Dispute Resolution	27

8.8	Injunctive Relief	29

8.9	Successors and Assigns; Parties in Interest	29

8.10	Waiver	29

8.11	Amendments	29

8.12	Severability	29

8.13	Entire Agreement	30

8.14	Assignment	30

8.15	Non-Competition	30

8.16	Expenses	30

8.17	Construction	30

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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ASSET PURCHASE AND LICENSE AGREEMENT

This ASSET PURCHASE AND LICENSE AGREEMENT is entered into as of September 4, 2007 by and among AGRIGENETICS, INC., a Delaware corporation (the “Purchaser”), MYCOGEN CORPORATION, a California corporation (“Mycogen”), EXELIXIS PLANT SCIENCES, INC., a Delaware corporation (“EPS”), AGRINOMICS, LLC, a Delaware limited liability company (“Agrinomics”), and EXELIXIS, INC., a Delaware corporation (“Exelixis”). EPS and Agrinomics are collectively referred to herein as the “Seller”. The Purchaser, EPS and Agrinomics are individually referred to herein as a “Party” or collectively as the “Parties”. Mycogen is a party to this Agreement pursuant to Section 7.3 and Section 8, and Exelixis is a party to this Agreement pursuant to Section 7.3 and Section 8. Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

WHEREAS, the Seller wishes to sell to the Purchaser, and the Purchaser wishes to purchase from the Seller, the Purchased Assets, and in connection therewith the Purchaser is willing to assume certain liabilities and obligations of the Seller relating thereto, all upon the terms and subject to the conditions set forth in this Agreement (the “Acquisition”);

WHEREAS, in connection with the Acquisition, the Seller wishes to grant certain licenses to the Purchaser, and the Purchaser wishes to grant certain licenses and covenants not to sue to the Seller, all upon the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, concurrently with the execution of this Agreement, EPS and the Purchaser are executing a contract research agreement (the “Contract Research Agreement”) which sets forth the terms and conditions under which EPS will provide contract research to the Purchaser after the Effective Date and potentially transfer additional assets to the Purchaser for additional consideration.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions set forth herein, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1. SALE OF PURCHASED ASSETS; LICENSES.

1.1 Sale of Purchased Assets. Effective as of the Closing, the Seller hereby sells, assigns, transfers, conveys, and delivers to the Purchaser all of the Seller’s right, title and interest (other than the rights expressly licensed back to or otherwise conferred upon the Seller pursuant to Section 2 of this Agreement) in and to the Purchased Assets free and clear of all Encumbrances (other than Permitted Encumbrances) on the terms of, and subject to the conditions set forth in, this Agreement, and the Purchaser hereby purchases from the Seller, all of the Seller’s right, title and interest, in, to and under the Purchased Assets free and clear of all Encumbrances (other than Permitted Encumbrances).

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1.2 Closing; Delivery and Payment.

(a) Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place concurrently with the execution and delivery of this Agreement (the time and date on which the Closing occurs is hereinafter referred to as the “Effective Date”).

(b) Delivery and Payment. At the Closing:

(i) the Purchaser shall pay the Purchase Price to the Seller in immediately available funds by wire transfer to the account or accounts designated in writing by the Seller at least two (2) business days prior to the Effective Date;

(ii) the Seller shall deliver to the Purchaser such instruments of transfer, assignment, conveyance and other instruments sufficient to evidence and effectuate the sale, assignment and transfer to the Purchaser of all right, title and interest in and to the Purchased Assets all in form and substance reasonably satisfactory to the Purchaser, including (1) the Statutory Warranty Deed in the form of Exhibit B attached hereto (the “Statutory Warranty Deed”), (2) the Bill of Sale in the form of Exhibit C attached hereto (the “Bill of Sale”) and (3) the Patent Assignment Agreement in the form of Exhibit D attached hereto (the “Patent Assignment Agreement”);

(iii) the Purchaser shall deliver to the Seller such instruments of assumption sufficient to assume, discharge or perform when due, all of the Assumed Liabilities, all in form and substance reasonably satisfactory to the Seller, including the Assignment and Assumption Agreement in the form of Exhibit E attached hereto (the “Assignment and Assumption Agreement”); and

(iv) the Purchaser and the Seller shall execute an instrument demonstrating that the parties to the [ * ] have terminated such agreements (the “Letter”).

(c) Acknowledgement. The Purchaser hereby acknowledges that, except with regard to the Purchased Assets specifically described in Sections 7.2(b) and (e) below as requiring delivery, the Seller shall have no obligation to deliver the physical possession of any other Purchased Assets to the Purchaser, and, as of the Closing, all such other Purchased Assets are located at and, immediately after Closing, shall remain located at the Purchased Facility or the PDX Facility.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.3 Partially Exclusive License.

(a) The Seller hereby grants the Purchaser a fully-paid, royalty-free, perpetual, irrevocable, worldwide, exclusive license, with the right to grant sublicenses, under the Partially Exclusive Patents for any purpose, subject only to the licenses and the options described in Sections 1.3(b), 1.3(c) and 1.3(d) that the Seller previously granted to Third Parties under the Exelixis Existing Agreements and any future licenses granted pursuant to the exercise of such options.

(b) The Purchaser hereby acknowledges that, as of the Effective Date, [ * ] has, pursuant to the [ * ] Agreement, (i) [ * ] and (ii) [ * ]. Each such research license will [ * ].

(c) The Purchaser hereby acknowledges that, as of the Effective Date, [ * ] has, pursuant to the [ * ] Agreement, [ * ].

(d) The Purchaser hereby acknowledges that, as of the Effective Date, [ * ] has, pursuant to [ * ] Agreement, [ * ], and [ * ] has, pursuant to [ * ] Agreement, the [ * ]. Prior to the Effective Date, [ * ] and, as of the Effective Date, [ * ]. [ * ].

(e) The Purchaser: (i) covenants that during the term of the [ * ] Agreement, [ * ] in any jurisdiction in which an applicable unexpired [ * ] has not been held, by a court or governmental agency of competent jurisdiction, to be unpatentable, invalid or unenforceable in a decision from which no appeal can be taken, [ * ]; and (ii) acknowledges that [ * ].

(f) Between the Effective Date and [ * ], the Purchaser: (i) covenants [ * ] in any jurisdiction in which an applicable unexpired [ * ] has not been held, by a court or governmental agency of competent jurisdiction, to be unpatentable, invalid or unenforceable in a decision from which no appeal can be taken[ * ]; and (ii) acknowledges that [ * ].

(g) If [ * ] with respect to a particular patent or patent application [ * ], the Seller will notify the Purchaser in writing and will [ * ]; provided, however, that if any patent or patent application [ * ].

1.4 Non-Exclusive License. The Seller hereby grants the Purchaser a fully-paid, royalty-free, perpetual, irrevocable, worldwide, non-exclusive license, with the right to grant sublicenses, under the Non-Exclusive Assets for any purpose.

SECTION 2. EXCLUDED ASSETS; LICENSE TO SELLER; RETAINED RIGHTS.

2.1 Excluded Assets.

(a) Generally. Subject to Section 2.1(c), the Purchaser shall not acquire any rights or interests in, and, further subject to Sections 2.1(b) and 8.15, the Seller shall retain all rights and interests in, including the rights to use, exploit, sell and otherwise transfer for all purposes, the Excluded Assets. Subject to Section 7.3(f), specifically, but not as a limitation to the generality of the foregoing, EPS shall have the right to grant a license to the Sellable Assets Purchaser to use the Non-Exclusive Know-How identified in Schedule 1.4(a) in connection with the Sellable Assets.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b) Sellable Assets.

(i) The Seller agrees [ * ] provided that the Seller [ * ] sell or otherwise transfer the Sellable Assets or any portion thereof to any Person (other than Exelixis) for any use by such Person and to receive consideration in exchange for such sale or transfer, including cash, equity or other ownership interest in such Person [ * ] (the closing of such sale of the Sellable Assets, the “Sellable Assets Sale”, and such purchaser or transferee of the Sellable Assets, the “Sellable Assets Purchaser”), provided further that EPS [ * ].

(ii) EPS agrees that:

(1) prior to the Sellable Assets Sale, [ * ] any potential Sellable Assets Purchaser regarding the Sellable Assets;

(2) EPS shall not, and it will cause its Affiliates not to, directly or indirectly, [ * ] in connection with the Sellable Assets Sale;

(3)(A) EPS shall [ * ] transfer of the Sellable Assets and the provision of technical assistance to the Sellable Assets Purchaser, which may include the packaging, transferring and tracking of seeds, the transfer of data and database(s), and the transfer of licenses and permits [ * ]; (B) EPS shall [ * ]; and (C) [ * ] transfer of the Sellable Assets and the provision of technical assistance to the Sellable Assets Purchaser;

(4) after [ * ] the Sellable Assets Purchaser with respect to the Sellable Assets, provided that the foregoing [ * ]; and

(5)(A) it [ * ] the agreement governing the sale or transfer of the Sellable Assets (the “Sellable Assets Purchase Agreement”) [ * ]; and (B) for any Sellable Assets Sale that occurs before the earlier of the Anticipated Delivery Date (as defined in the Contract Research Agreement) of [ * ]; provided, however, that the following shall [ * ].

(c) Cell Factory Assets.

(i) Subject to the Purchaser’s rights as described in this Section 2.1(c)(i) and in Section 2.1(c)(ii) below, the Seller expressly reserves all rights to use and exploit the Cell Factory Assets for all purposes, including entering into collaboration with any Third Party to further develop the Cell Factory Assets with such Third Party, or selling or otherwise transferring the Cell Factory Assets to any Third Party. In particular and without limiting the foregoing, unless and until the Parties enter into a Cell Factory Purchase Agreement, the Seller shall have the right to: (1) fund, by itself or with or through their Affiliates or Third Parties, and continue to operate the Cell Factory Assets [ * ]; and (2) use the Cell Factory Assets to initiate

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and conduct new research and collaborations, and to continue existing research and collaborations, at the Seller’s sole discretion; provided that the Seller [ * ]. Any and all new inventions, materials and intellectual property generated by the Seller pursuant to any such Cell Factory Asset-focused research or collaboration shall be deemed to be Cell Factory Assets (and therefore subject to Section 2.1(c)(ii)), except to the extent any Third Party has rights to such inventions, materials or intellectual property pursuant to an agreement between the Seller and such Third Party. The Seller shall notify the Purchaser within [ * ]. If the Purchaser notifies the Seller in writing, within [ * ] thereafter, of its interest in the development and/or commercialization of [ * ] then EPS shall grant the Purchaser [ * ]. If the Purchaser does not notify the Seller, within such [ * ] period, of the Purchaser’s interest in the development and/or commercialization of such [ * ], then the Seller shall have no further rights with respect to, and EPS will have no further obligation to the Purchaser with respect to, such [ * ]. The foregoing obligation to notify the Purchaser of [ * ].

(ii) Notwithstanding Section 2.1(c)(i) above, during the Notice Period, if the Seller desires to sell all or substantially all of the Cell Factory Assets, or if the Seller receives a bona fide offer from a Third Party to purchase all or substantially all of the Cell Factory Assets, the Seller shall provide written notice thereof (the “Notice”) to the Purchaser within [ * ]. Within [ * ] after receiving such Notice, the Purchaser shall notify the Seller in writing as to whether the Purchaser is interested in purchasing the Cell Factory Assets. If the Purchaser informs the Seller in writing within such [ * ] that it is interested in [ * ] or, if within the Notice Period, the Purchaser otherwise notifies the Seller in writing that it is interested in purchasing the Cell Factory Assets, then the Purchaser and the Seller shall engage in good faith negotiations regarding the terms and conditions of an agreement pursuant to which the Seller would sell such Cell Factory Assets to the Purchaser (the “Cell Factory Purchase Agreement”). If the Purchaser and the Seller enter into such Cell Factory Purchase Agreement, then the Parties’ rights and obligations with respect to the Cell Factory Assets shall be governed under the Cell Factory Purchase Agreement and no longer under this Agreement. The Seller’s obligations to the Purchaser pursuant to this Section 2.1(c)(ii) shall (1) expire upon the earlier of [ * ] and (2) provided that the Seller has complied with this Section 2.1(c)(ii), not be interpreted as restricting the Seller from (A) negotiating with Third Parties with respect to purchase of all or substantially all of the Cell Factory Assets or (B) accepting, in its sole and absolute discretion, any offer to purchase all or substantially all of the Cell Factory Assets. The “Notice Period” shall mean the period that commences on the Effective Date and ends [ * ] thereafter, unless the Purchaser notifies the Seller within [ * ] after the Effective Date that the Purchaser and/or its Affiliates [ * ], in which case the period shall end [ * ] after the Effective Date.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.2 Right to Use; Licenses; Covenants.

(a) The Purchaser hereby grants to EPS a fully-paid, royalty-free, worldwide, non-exclusive license, under all intellectual property included in the Purchased Assets and the Partially Exclusive Patents, solely for EPS to perform its obligations under the Contract Research Agreement during the term thereof.

(b) The Purchaser hereby grants to EPS access to, and the rights to use:

(i) all tangible items and data included in the Purchased Assets, free of charge, for EPS to perform its obligations under the Contract Research Agreement during the term thereof;

(ii) all office equipment such as telephones, computers and photocopy machines located at the Purchased Facility and the PDX Facility, free of charge, for EPS’s incidental use of such equipment in connection with any sale or transfer of the Sellable Assets in accordance with Section 2.1(b); and

(iii) all Purchased Operative Assets, free of charge [ * ] and in connection with:

(1) the research, development and commercialization of, and the potential management, transfer or sale of: (A) the Cell Factory Assets; (B) the Dual-Use Assets and the Non-Exclusive Assets in connection with the development, use, exploitation or transfer of the Cell Factory Assets; and (C) all assets arising from the above activities in connection with the development, use, exploitation or transfer of the Cell Factory Assets; and

(2) the research, development and commercialization of, and the potential management, transfer or sale of the Contractual Assets and the assets arising therefrom to preserve and maintain such assets and fulfill or transfer the Seller’s contractual obligations with respect to such assets.

(c) The Purchaser hereby grants to the Seller [ * ], solely for use with: (i) the Cell Factory Assets, (ii) Dual-Use Assets and Non-Exclusive Assets in connection with the development, use, exploitation or transfer of the Cell Factory Assets and (iii) assets arising from any of the assets described in subsection (i) or (ii) above, with the right to sublicense, provided that [ * ] will be explicitly limited to [ * ] to [ * ]. For clarity and without limiting the Seller’s rights set forth in the foregoing sentence, the Seller’s license under this Section 2.2(c) shall be fully transferable by the Seller to any purchaser(s) or transferee(s) of the Cell Factory Assets without the prior consent of the Purchaser.

(d) The Purchaser hereby covenants that neither it nor its Affiliates (and in each case, nor any such entity’s successors or assigns) shall assert or enforce against the Seller, their Affiliates or their respective successors, assigns, employees, directors, agents, subcontractors, licensees, sublicensees, distributors or customers (the “Seller Parties”), any [ * ].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The Purchaser hereby covenants that neither it nor its Affiliates (and in each case, nor any such entity’s successors or assigns) shall assert or enforce against any [ * ], its Affiliates or their successors, assigns, employees, directors, agents, subcontractors, licensees, sublicensees, distributors or customers [ * ]; provided, however, this covenant does not apply to the use of [ * ]. The Purchaser and its Affiliates shall [ * ] the Seller Parties and the Transferee Parties shall be third-party beneficiaries of [ * ]. The Seller Parties (other than the Seller) and the Transferee Parties shall also be third-party beneficiaries of this Section 2.2(d).

(e) The Purchaser hereby grants the Seller a fully paid, royalty free, non-exclusive, perpetual, irrevocable, worldwide license under the [ * ].

(f) The Purchaser hereby grants the Seller a fully paid, royalty free, non-exclusive, perpetual, irrevocable, worldwide license, under the [ * ].

(g) The Purchaser hereby grants the Seller a fully paid, royalty free, non-exclusive, perpetual, irrevocable, worldwide license under the [ * ].

2.3 Retained Rights. The Seller shall have the right to retain copies of the Non-Exclusive Assets, practice the Non-Exclusive Assets for any purpose (subject to Section 7.3(f) and Section 8.15), and, in addition to licenses existing as of the Effective Date under the Exelixis Existing Agreement, to grant licenses under the Non-Exclusive Assets for any purpose to any Third Party purchasing all or substantially all of the Sellable Assets or the Cell Factory Assets, or any Third Party collaborator with respect to the Cell Factory Assets; provided, however, that the Seller shall [ * ], and provided further however that the Non-Exclusive Know-How licensed to the Sellable Assets Purchaser shall be limited to that specifically identified in Schedule 1.4(a).

2.4 [ * ]. The Seller shall notify the Purchaser within [ * ] after [ * ]. If the Purchaser notifies the Seller in writing, within [ * ] thereafter, of its interest in [ * ], then [ * ]. The Purchaser shall [ * ] pursuant to the preceding sentence; such [ * ] will be [ * ]. The Purchaser shall also [ * ]. If the Purchaser does not notify the Seller, within such [ * ] period, of the Purchaser’s interest in [ * ], then the Seller shall have no further rights with respect to, and EPS will have no further obligation to the Purchaser with respect to, such [ * ].

SECTION 3. ASSUMED LIABILITIES AND EXCLUDED LIABILITIES.

3.1 Assumed Liabilities. The Purchaser shall assume all of the obligations and liabilities of any kind, character or description whatsoever, whether direct or indirect, known or unknown, absolute or contingent, matured or unmatured, that are (a) exclusively associated with the Purchased Assets or (b) associated with, but not exclusively, the Purchased Assets, to the extent such obligations and liabilities are associated with the Purchased Assets, in each case to the extent such obligations and liabilities arise after the Effective Date (collectively, the “Assumed Liabilities”). For clarity, Assumed Liabilities shall expressly include all obligations and liabilities associated with the Purchased Assigned Agreements arising after the Effective Date, and the Purchaser hereby agrees to be bound by the terms and conditions of the Purchased Assigned Agreements. The fact that a contract has been entered into by the Seller at or prior to

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the Effective Date shall not determine whether a particular liability or obligation under such contract arose at or prior to the Effective Date. The Purchaser shall assume such Assumed Liabilities by executing and delivering to the Seller the Assignment and Assumption Agreement pursuant to Section 1.2(b)(iii).

3.2 Excluded Liabilities. Except for the Assumed Liabilities, the Purchaser shall not assume or be obligated to pay, perform or otherwise discharge, and the Seller shall retain, pay, perform, remain responsible for and otherwise discharge, any and all obligations and liabilities of the Seller of any kind, character or description whatsoever, whether direct or indirect, known or unknown, absolute or contingent, matured or unmatured, and currently existing or hereinafter arising (collectively, the “Excluded Liabilities”). Without limiting the foregoing, the Purchaser expressly does not assume and the following shall be considered Excluded Liabilities:

(a) any obligations and liabilities related to the Purchased Assets or the Partially Exclusive Patents that arose or required performance prior to the Effective Date;

(b) any obligations and liabilities related to [ * ]; and

(c) any obligations and liabilities related to the Excluded Assets, whether arising prior to, on or after the Effective Date.

SECTION 4. CONSIDERATION AND RELATED MATTERS.

4.1 Purchase Price. In consideration for the sale, assignment, transfer, conveyance and delivery of the Purchased Assets to the Purchaser, the Purchaser shall: (a) on the Effective Date, pay to the Seller, by wire transfer of immediately available funds, a non-refundable, non-creditable amount equal to EIGHTEEN MILLION DOLLARS ($18,000,000) (the “Purchase Price”); (b) on the Effective Date, assume the Assumed Liabilities; and (c) on or before the first (1st) anniversary of the Effective Date, pay to the Seller, by wire transfer of immediately available funds to an account or accounts designated by the Seller, a non-refundable, non-creditable amount equal to FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS ($4,500,000) (such payment, the “First Anniversary Payment”). The Purchaser’s obligation with respect to the First Anniversary Payment shall not be cancelable or conditioned upon any performance, rights or obligations of any Party under this Agreement or the Contract Research Agreement.

4.2 Transfer Taxes. The Purchaser and the Seller shall each bear and pay 50% of any transfer, documentary, sales (imposed by the State of Oregon), stamp, registration and other similar Taxes and all conveyance fees, recording charges and other similar fees and charges that may become payable (whether by the Seller or the Purchaser) in connection with the sale of the Purchased Assets to the Purchaser, the assumption of the Assumed Liabilities by the Purchaser or any of the other transactions contemplated by this Agreement. The Purchaser shall bear 100% of all use Taxes in connection with the use or relocation of the Purchased Assets and any sales Taxes imposed by any state other than the State of Oregon. For the avoidance of doubt, the Seller shall be solely responsible for all Taxes imposed upon the Seller with respect to any income or gain recognized by the Seller as a result of (a) the sale of the Purchased Assets to the Purchaser, (b) the assumption of the Assumed Liabilities by the Purchaser and (c) the other transactions contemplated by this Agreement.

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4.3 Allocation. Except for the portion of the Purchase Price allocated to the purchase of the Purchased Facility, which has been agreed upon by the Parties prior to the Effective Date, as soon as practicable after the Closing, the Purchaser will deliver to the Seller a statement allocating the Purchase Price, the First Anniversary Payment (excluding the portion thereof required to be treated as interest for U.S. federal income tax purposes), and the Assumed Liabilities (to the extent relevant) among the Purchased Assets (the “Allocation Statement”) in a manner consistent with Section 1060 of the Internal Revenue Code. If within fifteen (15) days after the delivery of the Allocation Statement, the Seller, in a manner consistent with Section 1060 of the Internal Revenue Code, objects to the allocation set forth in such Allocation Statement, the Purchaser and the Seller will negotiate with each other in good faith and will use commercially reasonable efforts to resolve such dispute within thirty (30) days. If the Purchaser and the Seller reach agreement on such allocation, then each of them will timely file IRS Form 8594 and report all relevant matters consistently with such agreement.

4.4 Real Estate Transaction Expenses. The Purchaser shall bear one hundred percent (100%) of all fees and costs incurred in connection with the transfer of the Purchased Facility at Closing, such as title insurance costs, documentation fees, any survey costs and other similar fees and costs.

SECTION 5. REPRESENTATIONS AND WARRANTIES.

5.1 By the Seller. As of the Effective Date, except as set forth in the corresponding Sections or subsections of the disclosure schedule delivered to the Purchaser on the Effective Date (collectively, the “Disclosure Schedule”) (each of which shall qualify the specifically identified Sections or subsections hereof to which such Disclosure Schedule relates or such other representations and warranties where it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such representations or warranties), the Seller hereby represents and warrants to the Purchaser as follows:

(a) Purchased Assets. Either EPS or Agrinomics owns and has good and valid title to the Purchased Assets (other than to the Intellectual Property Rights included in the Purchased Patents and the Purchased Know-How), free and clear of all Encumbrances, except for Permitted Encumbrances.

(b) Partially Exclusive Patents and Non-Exclusive Assets. EPS or Agrinomics Controls the Partially Exclusive Patents and the Non-Exclusive Assets and has the right to grant to the Purchaser the licenses thereto set forth in Sections 1.3 and 1.4.

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(c) Intellectual Property.

(i) Except as set forth in Section 5.1(c)(i) of the Disclosure Schedule, either EPS or Agrinomics owns all right, title and interest in the Purchased Know-How and the Purchased Patents expressly listed on Schedule 1.1(c) (the “Listed Patents”), free and clear of all Encumbrances except for (A) Permitted Encumbrances, (B) the rights granted to Third Parties pursuant to the Purchased Assigned Agreements, (C) the rights granted to the Purchaser and the Purchaser’s Affiliates pursuant to the [ * ] and (D) [ * ].

(ii) Except for the previously granted rights identified in Section 5.1(c)(i) and the previously granted licenses and options described in Sections 1.3(b), 1.3(c) and 1.3(d), and the obligation to grant licenses pursuant to such options, (A) no Third Party has any rights, including any license (whether royalty-bearing or royalty-free) from EPS or Agrinomics to any Purchased Know-How, Listed Patents or Partially Exclusive Patents, and (B) neither EPS nor Agrinomics is subject to any obligation to grant rights to such Intellectual Property Rights to any other Third Party.

(iii) The Listed Patents, the Partially Exclusive Patents and the Non-Exclusive Patents: (A) have not been the subject of any prior litigation or administrative proceeding; (B) are not the subject of any pending litigation or administrative proceeding; (C) are not the subject(s) of any Claim for which the Seller has received written notification; and (D) are not the subject of any threatened Claim of which the Seller has knowledge. For purposes of this Section 5.1(c)(iii), “administrative proceeding” shall mean an opposition, revocation, reexamination, interference or similar proceeding in any country.

(iv) The consummation of the transactions contemplated hereby will not result in the loss or impairment of any of the Intellectual Property Rights included in Purchased Know-How, the Listed Patents, the Partially Exclusive Patents or the Non-Exclusive Assets.

(v) To the knowledge of Seller, no Third Party is currently infringing, misappropriating or otherwise violating, any of the Intellectual Property Rights included in the Purchased Know-How, the Listed Patents, the Partially Exclusive Patents or the Non-Exclusive Assets.

(vi) The Seller has not received from any Third Party any written notification of alleged infringement, misappropriation or other violation of any Intellectual Property Rights of any Third Party arising from the Seller’s development or use of any tangible Purchased Assets or any Intellectual Property Rights included in the Purchased Know-How, the Listed Patents, the Partially Exclusive Patents or the Non-Exclusive Assets, and the Seller does not reasonably believe that the Seller’s development or use, prior to the Effective Date, of any tangible Purchased Assets or use of any Intellectual Property Rights included in the Purchased Know-How, Listed Patents, the Partially Exclusive Patents or the Non-Exclusive Assets constituted infringement, misappropriation or other violation of any valid and enforceable Intellectual Property Rights of any Third Party.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d) Purchased Assigned Agreements. The Exelixis Existing Agreements and the Purchased Assigned Agreements constitute all contracts, agreements, arrangements or understandings, whether written or oral, to which EPS or Agrinomics is a party, that grant to any Third Party rights to any Purchased Assets. EPS has delivered to the Purchaser accurate and complete copies of each Purchased Assigned Agreement, including all amendments thereto. Each Purchased Assigned Agreement is valid, binding and enforceable (subject to applicable limitations on such enforcement based on bankruptcy laws and other debtors’ rights) and is in full force and effect. Neither EPS nor Agrinomics, nor to the knowledge of the Seller, any other party, is in breach or violation of, or (with or without notice or lapse of time or both) default under, any Purchased Assigned Agreement, nor has either EPS or Agrinomics received any written claim of any such breach, violation or default.

(e) Sufficiency. Except as set forth in Section 5.1(e) of the Disclosure Schedule, the Purchased Assets, the Partially Exclusive Patents and the Non-Exclusive Assets include all tangible assets and Intellectual Property Rights Controlled by EPS or Agrinomics as of the Effective Date that are necessary for EPS to perform its obligations under the Contract Research Agreement in accordance with the Research Plan (as defined in the Contract Research Agreement) in effect as of the Effective Date with respect to genes expressly identified therein. The representation set forth in this Section 5.1(e) does not extend to specific technologies, techniques, methodologies, equipment, software or biological or chemical materials that the Parties decide after the Effective Date to use or employ in the course of performing work pursuant to the Contract Research Agreement.

(f) Legal Proceedings. There are no material Claims pending or, to the knowledge of the Seller, threatened against EPS or Agrinomics or any of their respective Affiliates that involve or would otherwise affect the Purchased Assets, the Partially Exclusive Patents or the Assumed Liabilities.

(g) Valid Existence. EPS is a corporation validly existing and in good standing under the laws of the State of Delaware. Agrinomics is a limited liability company validly existing and in good standing under the laws of the State of Delaware.

(h) Authority. EPS has the requisite corporate power and authority to enter into and to deliver the Transaction Agreements to which it is a party and to perform its obligations thereunder, and the execution, delivery and performance by EPS of the Transaction Agreements to which it is a party have been duly authorized by all necessary action on the part of EPS and its board of directors and its stockholders, if required. Agrinomics has the requisite corporate power and authority to enter into and to deliver the Transaction Agreements to which it is a party and to perform its obligations thereunder, and the execution, delivery and performance by Agrinomics of the Transaction Agreements to which it is a party have been duly authorized by all necessary action on the part of Agrinomics and its board of managers and its members, if required.

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(i) Binding Nature of Agreements. The Transactional Agreements to which either EPS or Agrinomics is a party constitute the legal, valid and binding obligations of EPS or Agrinomics, as applicable, enforceable against it in accordance with their terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

(j) Non-Contravention. The execution and delivery by EPS and Agrinomics of the Transactional Agreements to which they are a party and the sale of the Purchased Assets to the Purchaser or the license of the Partially Exclusive Patents or the Non-Exclusive Assets to the Purchaser hereunder will not: (i) conflict with, or result in a violation of, the certificate of incorporation, bylaws or other equivalent organizational documents of EPS or Agrinomics; (ii) result in a violation of any Law that is applicable to EPS, Agrinomics, the Purchased Assets, the Partially Exclusive Patents or the Non-Exclusive Assets; (iii) result in the imposition of any Encumbrance upon any of the Purchased Assets, the Partially Exclusive Patents or the Non-Exclusive Assets; or (iv) result in any breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, require any consent of any Person pursuant to, give to others any right of termination, amendment, modification, acceleration or cancellation of, allow the imposition of any fees or penalties under, require the offering or making of any payment or redemption under, or give rise to any increased, guaranteed, accelerated or additional rights or entitlements of any Person pursuant to, any note, bond, mortgage, indenture, agreement, lease, license, permit, franchise, instrument, obligation or other contract to which the Seller is a party and which pertains directly to the Purchased Assets, the Partially Exclusive Patents or the Non-Exclusive Assets.

(k) No Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the sale of the Purchased Assets to the Purchaser or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of EPS or Agrinomics or their respective Affiliates.

(l) Real Property. Except as set forth in Section 5.1(l) of the Disclosure Schedule, the Purchased Facility and the PDX Facility are the only real property owned or leased by the Seller that are used by the Seller as of the Effective Date in connection with plant traits research and development. EPS or Agrinomics has good and marketable title in fee simple to the Purchased Facility, free and clear of all Encumbrances, except Permitted Encumbrances. The PDX Facility Lease is in full force and effect, and there exists no default under such lease by EPS or, to the knowledge of the Seller, any other party thereto, nor any event which, with notice or lapse of time or both, would constitute a default thereunder by EPS or, to the knowledge of the Seller, any other party thereto. Neither the Purchased Facility nor the PDX Facility is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefore, nor, to the knowledge of the Seller, has any such condemnation, expropriation or taking been proposed. There are no contractual or legal restrictions, other than those set forth in the PDX Facility

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Lease, that preclude or restrict the ability of the Purchaser to use the Purchased Facility or the PDX Facility for the purposes for which they are currently being used, and there are no latent defects or adverse physical conditions affecting the Purchased Facility or the PDX Facility, or improvements thereon. As of the Effective Date and except as otherwise provided in Section 6.1(c) of the Contract Research Agreement, the PDX Facility, the Purchased Facility and the Purchased Operative Assets are in good working order and are sufficient for EPS to fulfill its obligations under the Contract Research Agreement as contemplated in the Research Plan in effect as of the Effective Date.

(m) Purchased Operative Assets. All of the Purchased Operative Assets have been maintained in accordance with past practice and generally accepted industry practice. Each item of the Purchased Operative Assets is in good operating condition and repair, ordinary wear and tear excepted, and is adequate for the uses to which it is being put.

(n) Insurance. Section 5.1(n) of the Disclosure Schedule sets forth a true and complete list of all casualty, general liability, product liability and all other types of insurance maintained by EPS or Agrinomics or their respective Affiliates with respect to the Purchased Assets and the Partially Exclusive Patents, together with the carriers and liability limits for each such policy. All such policies are in full force and effect. No notice of cancellation, termination or reduction of coverage has been received with respect to any such policy. No claim currently is pending under any such policy.

(o) Compliance with Law; Permits. Each of EPS and Agrinomics is and has been, since January 1, 2005, in material compliance with all Laws applicable to it in connection with the ownership or use of the Purchased Assets and the Partially Exclusive Patents. Since January 1, 2005, neither EPS nor Agrinomics has received any written notice, order, complaint or other written communication from any Governmental Authority or any other Person that it is not in compliance in all material respects with any such Laws with respect to the Purchased Assets or the Partially Exclusive Patents. Either EPS or Agrinomics is in possession of all permits necessary for EPS or Agrinomics to own and operate the Purchased Facility, to lease and operate the PDX Facility and to use the Purchased Assets and the Partially Exclusive Patents in all material respects, in each case as currently operated or used (the “Permits”). Each of EPS and Agrinomics is and has been in compliance in all material respects with all such Permits applicable to it. No suspension, cancellation, modification, revocation or nonrenewal of any such Permit is pending or, to the knowledge of the Seller, threatened.

(p) Taxes. There are no liens for Taxes (other than Permitted Encumbrances) on any of the Purchased Assets. There is no dispute or claim concerning any Tax liability of EPS or Agrinomics or their respective Affiliates claimed or raised by any taxing authority in writing with respect to any Purchased Assets or Partially Exclusive Patents.

(q) Environmental Matters. Neither EPS nor Agrinomics has received, or is aware of any basis for, any communication or complaint from a Governmental Authority or other Person alleging that EPS or Agrinomics or their respective Affiliates has any liability under any

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Environmental Law or is not in compliance with any Environmental Law with respect to the use of the Purchased Facility, the PDX Facility, the other Purchased Assets or the Partially Exclusive Patents. To Seller’s knowledge, and except with respect to such matters as would not reasonably be expected to result in any liability under any Environmental Law, [ * ], and there is and has been no Release or threatened Release of Hazardous Substances nor any clean-up or corrective action of any kind relating thereto, on the Purchased Facility (including any buildings, structures, improvements, soils and surface, subsurface and ground waters thereof) or the PDX Facility. To Seller’s knowledge, except as set forth in Section 5.1(q) of the Disclosure Schedule, no underground improvement, including any treatment or storage tank or water, gas or oil well, that is subject to regulation under Environmental Laws, is or has been located on any property described in the foregoing sentence. To Seller’s knowledge, neither EPS nor Agrinomics are actually, contingently, potentially or allegedly liable (i) for any Release of, threatened Release of or contamination by Hazardous Substances with respect to the Purchased Facility or the PDX Facility or (ii) under any Environmental Law with respect to the Purchased Facility or the PDX Facility. To Seller’s knowledge, there has been no Release or threatened Release of Hazardous Substances nor any clean-up or corrective action of any kind relating thereto, on the Purchased Facility (including any buildings, structures, improvements, soils and surface, subsurface and ground waters thereof) or the PDX Facility that was or would have been required to be reported to Governmental Authorities under any Environmental Law. There is no pending or, to the knowledge of the Seller, threatened investigation by any Governmental Authority nor any pending or, to the knowledge of the Seller, threatened Action with respect to the Purchased Facility or the PDX Facility in connection with Hazardous Substances or otherwise under any Environmental Law. Either EPS or Agrinomics holds all Environmental Permits necessary in connection with the use of the Purchased Facility, the PDX Facility, the other Purchased Assets, or the Partially Exclusive Patents as they are currently being used or operated and is and has been in material compliance therewith, and the Seller has provided the Purchaser with copies of all such Environmental Permits. To Seller’s knowledge, neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) require any notice to or consent of any Governmental Authority or other Person pursuant to any applicable Environmental Law or Environmental Permit or (ii) subject any Environmental Permit to suspension, cancellation, modification, revocation or non-renewal. The Seller has disclosed to the Purchaser all “Phase I”, “Phase II” or other environmental assessment reports (“Environmental Reports”) that they have knowledge of and have provided copies of such Environmental Reports that they have in their possession or Control addressing the Purchased Facility or the PDX Facility.

5.2 By the Purchaser. The Purchaser represents and warrants to the Seller that, as of the Effective Date:

(a) Valid Existence; Subsidiary. The Purchaser is a corporation validly existing and in good standing under the laws of the State of Delaware. The Purchaser is a wholly owned subsidiary of Mycogen.

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(b) Authority. The Purchaser has the requisite corporate power and authority to enter into and to deliver the Transactional Agreements to which it is a party and to perform its obligations thereunder, and the execution, delivery and performance by the Purchaser of the Transactional Agreements to which it is a party have been duly authorized by all necessary action on the part of the Purchaser and its board of directors and its stockholders, if required.

(c) Binding Nature of Agreements. The Transactional Agreements to which the Purchaser is a party constitute the legal, valid and binding obligations of the Purchaser, enforceable against it in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

(d) Non-Contravention. The execution and delivery by the Purchaser of this Agreement and the purchase of the Purchased Assets by the Purchaser from the Seller will not: (i) conflict with, or result in a violation of, the certificate of incorporation, bylaws or other equivalent organizational documents of the Purchaser; and (ii) result in a material violation by the Purchaser of any Law that is applicable to the Purchaser or the Purchased Assets or Partially Exclusive Patents.

(e) No Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the sale of the Purchased Assets to the Purchaser or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Purchaser or its Affiliates.

(f) Financing. The Purchaser has or will have sufficient cash to enable it to make all timely payments under this Agreement and all other Transactional Agreements.

(g) [ * ]. The Purchaser and its Affiliates have not received any written notification of a [ * ], and have no knowledge of any [ * ].

5.3 DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 5 OR AS EXPRESSLY SET FORTH IN THE TRANSACTION AGREEMENTS, EACH PARTY DISCLAIMS ANY AND ALL OTHER WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS WITH RESPECT TO ANY KNOW-HOW, DATA, CONSTRUCTS, CELL LINES, GENES, SEED, ORGANISMS, COLLECTION, PORTFOLIO, DATABASE, TECHNOLOGY, INVENTIONS OR INTELLECTUAL PROPERTY RIGHTS SOLD, LICENSED OR OTHERWISE TRANSFERRED TO THE OTHER PARTY PURSUANT TO THE TERMS OF THIS AGREEMENT.

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SECTION 6. INDEMNIFICATION.

6.1 Indemnification by the Seller. Subject to the limitations set forth in this Section 6, the Seller shall indemnify the Purchaser and its Affiliates and each of their trustees, directors, officers, employees and agents and their respective successors, heirs and assigns (collectively, the “Purchaser Indemnitees”) against (a) any Damages incurred by or imposed upon the Purchaser Indemnitees or any one of them arising or resulting from any Claim brought by [ * ] or any of its licensees against one or more Purchaser Indemnitees with respect to any infringement or alleged infringement of [ * ], in each case only with respect to [ * ] having occurred prior to the Effective Date (such Claim, the “[ * ] Claim”), provided that the Seller shall not have any obligation pursuant to this Section 6.1(a) to indemnify the Purchaser Indemnitees (i) in the event that such [ * ] Claim is first brought or made after any Purchaser Indemnitee brings a Claim challenging the validity, enforceability, scope or infringement of [ * ], or (ii) with respect to Damages resulting from any Claim or portion thereof that is not a [ * ] Claim, including any Claim brought by [ * ] or any of its licensees with respect to any infringement or alleged infringement of any [ * ] that is not [ * ] or any other cause of action that does not concern [ * ]; and (b) any Damages that the Purchaser Indemnitees or any one of them incurs resulting or arising from or otherwise relating to (i) any Excluded Liabilities, including any liabilities arising from the use, license, sale or exploitation of any of the Purchased Assets prior to the Effective Date, except that this Section 6.1(b)(i) shall not be construed as limiting the Purchaser’s indemnification obligations under the Contract Research Agreement, (ii) any breach of the representations and warranties of the Seller set forth in Section 5.1 or (iii) any breach of any of the covenants of the Seller set forth in this Agreement.

6.2 Indemnification by the Purchaser. Subject to the limitations set forth in this Section 6, the Purchaser shall indemnify the Seller and their Affiliates and each of their trustees, directors, officers, employees and agents and their respective successors, heirs and assigns (collectively, the “Seller Indemnitees”) against any Damages that the Seller Indemnitees or any one of them incurs resulting or arising from or otherwise relating to (a) any breach of the representations and warranties of the Purchaser set forth in Section 5.2; (b) any breach by the Purchaser of the covenants of the Purchaser set forth in this Agreement; (c) any Assumed Liability; or (d) any liability arising from (i) the post-Effective Date use, license, sale or exploitation of any of the Purchased Assets by the Purchaser, its Affiliates and their respective successors, assigns, licensees (except for the Seller and their Affiliates), sublicensees (except for the Seller, their Affiliates and their and their Affiliates’ licensees or sublicensees) and transferees, but excluding any such liability resulting from or relating to an infringement of [ * ], or (ii) the Purchaser’s or its Affiliates’ or sublicensees’ (except for the Seller, their Affiliates and their and their Affiliates’ licensees or sublicensees) practice of the licenses set forth in Sections 1.3 and 1.4, excluding any such liability resulting from or relating to an infringement of [ * ]. In addition, the Purchaser shall indemnify the Seller, the Sellable Assets Purchaser, and their respective Affiliates and each of their respective trustees, directors, officers, employees and agents and their respective successors, heirs and assigns (collectively, the “Other Indemnitees”) against any Damages that the Other Indemnitees or any one of them incurs resulting or arising from or otherwise relating to [ * ] or the reasonable efforts by the Other Indemnitees or any one of them to [ * ].

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6.3 Limitations on Liability.

(a) If a party entitled to be indemnified under this Section 6 (an “Indemnified Party”) wishes to assert an indemnification claim against the party subject to such indemnification obligation under this Section 6 (the “Indemnifying Party”), the Indemnified Party will deliver to the Indemnifying Party, as soon as reasonably practicable, a written notice (a “Claim Notice”) setting forth: (i) the specific representation, warranty or covenant alleged to have been breached by the Indemnifying Party or the specific other matter with respect to which the Indemnified Party is making such an indemnification claim; (ii) a reasonably detailed description of the facts and circumstances giving rise to the alleged breach of such representation, warranty or covenant or other matter; and (iii) a reasonably detailed description of, and a good faith estimate of the total amount of, the Damages actually incurred or expected to be incurred by the Indemnified Party as a result of such alleged breach or other matter, which estimate shall not limit the indemnification obligations of any Indemnifying Party hereunder. Notwithstanding anything to the contrary contained in this Agreement, the Indemnified Party will not be permitted to deliver any Claim Notice to the Indemnifying Party (and will not be entitled to assert any claim set forth in any Claim Notice) unless the Indemnified Party has reasonably determined that the breach alleged in such Claim Notice has actually occurred or, in the case of indemnification with respect [ * ], that [ * ] or its licensee has actually filed or threatened in writing to file a suit that names one or more Purchaser Indemnitees and alleges infringement of [ * ] by the Purchaser or DAS [ * ], or by EPS or its Affiliates, prior to the Effective Date.

(b) The Claims Period will begin on the date hereof and will terminate and expire, and will cease to be of any force or effect as follows: with respect to Damages arising from or otherwise relating to (i) any breach of the Core Representations, on the date that is the [* ], (ii) any breach of a covenant herein, [ * ] and (iii) any breach of any representation or warranty other than a Core Representation, [ * ]. Notwithstanding the foregoing, if the Indemnified Party shall have duly delivered to the Indemnifying Party, in conformity with all of the applicable procedures set forth in Section 6.3(a), a Claim Notice setting forth a claim for indemnification based upon a breach by the Indemnifying Party of any of such representations, warranties or covenants, then the specific claim set forth in such Claim Notice will survive the Claims Period. The Indemnifying Party will not be liable for any claim for indemnification [ * ], provided that the foregoing shall [ * ]. [ * ], the Indemnifying Party will be required to indemnify the Indemnified Party [ * ]. The total amount of indemnifiable Damages required to be paid by the Seller to the Purchaser Indemnitees [ * ] is limited to an amount equal to [ * ], provided that the foregoing limitation shall not apply to Damages arising out of or relating to the breach of any representation or warranty in the event of fraud, intentional misrepresentation or intentional breach. For clarity, except in the case of Damages arising out of or relating to the breach of any representation or warranty in the event of fraud, intentional misrepresentation or intentional breach, [ * ]. The total amount of indemnifiable Damages required to be paid by the Seller to the Purchaser Indemnitees under [ * ] is limited to an amount equal to [ * ], provided that the foregoing limitation shall not apply to Damages arising out of or relating to the [ * ] in the event of fraud, intentional misrepresentation or intentional breach. For clarity, except in the case of Damages arising out of or relating to the [ * ] in the event of fraud, intentional misrepresentation or intentional breach, [ * ].

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(c) The Purchaser Indemnitees’ indemnification rights under Section 6.1(a) will terminate and expire, and will cease to be of any force or effect, on the [ * ], and any and all liabilities of the Seller with respect thereto will thereupon be extinguished; provided, however, that if, prior to the [ * ], the Purchaser shall have duly delivered to the Seller, in conformity with all of the applicable procedures set forth in Section 6.3(a), a Claim Notice setting forth a claim for indemnification under Section 6.1(a), then the specific claim set forth in such Claim Notice will survive the [ * ]. With respect to the Seller’s indemnification obligations under Section 6.1(a), the Seller shall indemnify the Purchaser for [ * ] (the “Initial Threshold”). Thereafter, the Seller’s indemnification obligations under Section 6.1(a) shall be [ * ] incurred by or imposed upon any of the Purchaser Indemnitees in excess of the Initial Threshold. Notwithstanding anything to the contrary in this Agreement, the total amount of indemnifiable Damages required to be paid by Seller to the Purchaser Indemnitees under Section 6.1(a) is limited to an amount equal to [ * ]. For clarity, [ * ].

(d) An Indemnified Party seeking indemnification from the Indemnifying Party shall specify in the Claim Notice the cause under which it seeks indemnification so that the Parties can determine the applicable limitation under this Section 6.3, if any, on the Indemnifying Party’s obligations with respect to such indemnification. In no event shall the Indemnified Party be entitled, with respect to a particular indemnification-triggering event, to indemnification from the Indemnifying Party for multiple causes to which different limitations apply. In addition, the Purchaser Indemnitees shall not be entitled to indemnification pursuant to Section 6.1(b) with respect to any Claim brought by [ * ] or any of its licensees with respect to infringement or alleged infringement of [ * ].

(e) The total amount of all indemnifiable Damages required to be paid by the Purchaser under Section 6.2 with respect to [ * ] is limited to an amount equal to [ * ], provided that the foregoing limitation shall not apply to Damages arising out of or relating to the breach of [ * ] in the event of fraud, intentional misrepresentation or intentional breach. For clarity, except in the case of Damages arising out of or relating to any representation or warranty in the event of fraud, intentional misrepresentation or intentional breach, [ * ]. The total amount of indemnifiable Damages required to be paid by the Purchaser to the Seller Indemnitees under Section 6.2 with respect to [ * ] is limited to an amount equal to [ * ], provided that the foregoing limitation shall not apply to Damages arising out of or relating to [ * ] in the event of fraud, intentional misrepresentation or intentional breach. For clarity, except in the case of Damages arising out of or relating to the breach of any Core Representation or covenant in the event of fraud, intentional misrepresentation or intentional breach, [ * ].

(f) No current or former individual, director, officer or employee of an Indemnifying Party shall have any personal or individual liability of any nature to the Indemnified Party.

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(g) Without limiting the effect of any other limitation set forth in this Section 6.3, for purposes of this Agreement, no representation or warranty of the Indemnifying Party shall be deemed to have been breached if the Indemnified Party had knowledge, on or prior to the Effective Date, of the inaccuracy in or breach of such representation or warranty or of any facts or circumstances constituting or resulting in an inaccuracy in or breach of such representation or warranty.

(h) The amount of any Damages for which indemnification is provided under this Section 6 shall be calculated net of any actual Tax benefit received by the Indemnified Party or any Affiliate of the Indemnified Party in connection with such Damages or any of the events or circumstances giving rise or otherwise related to such Damages. If the Indemnified Party or any Affiliate of the Indemnified Party actually receives a Tax benefit after an indemnification payment is made, the Indemnified Party shall promptly pay the amount of such Tax benefit to the Indemnifying Party at such time or times as and to the extent that such Tax benefit is realized, but only to the extent of the aggregate related indemnification payments made to the Indemnified Party by the Indemnifying Party.

(i) To the extent the Indemnifying Party makes or is required to pay Damages to the Indemnified Party under this Section 6, the Indemnifying Party will be entitled to exercise, and will be subrogated to, any rights and remedies (including rights of indemnity, rights of contribution and other rights of recovery) that the Indemnified Party or any of the Indemnified Party’s Affiliates may have against any other Person with respect to any Damages, circumstances or Claim to which such indemnification payment is directly or indirectly related. The Indemnified Party will take such actions (at the sole expense of the Indemnifying Party) as the Indemnifying Party may reasonably request for the purpose of enabling the Indemnifying Party to perfect or exercise the Indemnifying Party’s right of subrogation hereunder.

(j) Promptly after the Indemnified Party becomes aware of any event or circumstance that could reasonably be expected to constitute or give rise to any indemnification claim by the Indemnified Party under this Section 6, the Indemnified Party shall take all commercially reasonable steps to mitigate and minimize all Damages that may result from such event or circumstance.

(k) Neither Party shall have any right to set-off, against payments owed by such Party pursuant to this Agreement or the Contract Research Agreement, any amount of Damages incurred by such Party or its respective indemnitees for which the other Party has not yet fulfilled its obligation to indemnify such Party or its respective indemnitees.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.4 Defense of Third Party Claims.

(a) Subject to Section 6.4(c), upon its receipt of a Claim Notice, the Indemnifying Party will have the right, at its election and at its sole expense, to assume the defense with its own counsel of the Claim to which such Claim Notice pertains. If the Indemnifying Party elects to assume the defense of such Claim, then:

(i) notwithstanding anything to the contrary contained in this Agreement, the Indemnifying Party will not be required to pay or otherwise indemnify the Indemnified Party against any attorneys’ fees or other expenses incurred on behalf of the Indemnified Party in connection with such Claim following the Indemnifying Party’s election to assume the defense of such Claim unless (A) the employment of such counsel shall have been specifically authorized in writing by the Indemnifying Party, (B) the named parties to the Third Party Claim (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party reasonably determines that representation by counsel to the Indemnifying Party of both the Indemnifying Party and such Indemnified Party may present such counsel with a conflict of interest, or (C) the Purchaser is defending a [ * ] Claim;

(ii) the Indemnified Party will make available to the Indemnifying Party all books, records and other documents and materials that are under the control of the Indemnified Party or any of the Indemnified Party’s Affiliates, advisors or representatives and that the Indemnifying Party reasonably considers necessary or desirable for the defense of such Claim;

(iii) the Indemnified Party will execute such documents and take such other actions, at the Indemnifying Party’s expense, as the Indemnifying Party may reasonably request for the purpose of facilitating the defense of, or any settlement, compromise or adjustment relating to, such Claim;

(iv) the Indemnified Party will otherwise cooperate at the Indemnifying Party’s expense, as reasonably requested by the Indemnifying Party in the defense of such Claim;

(v) the Indemnified Party will not admit any liability with respect to such Claim; and

(vi) the Indemnifying Party may settle, adjust or compromise such Claim, on such terms as the Indemnifying Party considers appropriate; provided, however, that the Indemnifying Party will not settle, adjust or compromise such Claim, or admit any liability with respect to such Claim, without the prior written consent of the Indemnified Party, unless such settlement would not have any impact on the Indemnified Party.

(b) If the Indemnifying Party elects not to assume the defense of such Claim, then the Indemnified Party will proceed diligently to defend, at the Indemnifying Party’s expense, such Claim with the assistance of counsel reasonably satisfactory to the Indemnifying Party; provided, however, that the Indemnified Party will not settle, adjust or compromise such Claim, or admit any liability with respect to such Claim, without the prior written consent of the Indemnifying Party, unless such settlement would not have any impact on the Indemnifying Party.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c) Notwithstanding Sections 6.4(a) and 6.4(b), the Seller shall not have the right to assume the defense of any [ * ] Claim with respect to [ * ]. The Purchaser Indemnitees will proceed diligently to defend such Claim; provided, however, that the Purchaser Indemnitees will not settle, adjust or compromise such [ * ], without the prior written consent of the Seller, unless such settlement would not have any impact on the Seller.

6.5 Exclusive Remedy. The right of a Party to assert indemnification claims against and receive indemnification payments from the other Party pursuant to this Section 6 shall be the sole and exclusive right and remedy exercisable by such Party with respect to any breach by the other Party of any representation, warranty or covenant set forth in this Agreement; provided, however, that this Section 6 shall not prevent either Party from asserting a tort claim for fraud against the other Party in appropriate circumstances or from otherwise seeking equitable relief under Section 8.8.

SECTION 7. COVENANTS.

7.1 Prosecution and Enforcement of Partially Exclusive Patents.

(a) As between the Parties, the Seller shall have the sole right to file, prosecute and/or maintain the Partially Exclusive Patents, for which they shall bear all associated costs and expenses. The Seller shall have the sole right to select the countries in which they file, continue to prosecute, or maintain the Partially Exclusive Patents. The Seller shall periodically notify the Purchaser with respect to the status of the Partially Exclusive Patents, shall provide or have provided to Purchaser copies of all office actions with respect to the Partially Exclusive Patents promptly after their receipt, and shall consider the comments of the Purchaser with respect to the Partially Exclusive Patents during prosecution thereof, provided that [ * ]. Should the Seller decide not to file or continue prosecuting or maintaining a particular Partially Exclusive Patent, the Seller shall notify the Purchaser in writing promptly after such decision is made and not less than sixty (60) days prior to any applicable deadline. Thereafter, the Purchaser shall have the right, but not the obligation, to assume such filing, prosecution and maintenance at its sole cost and expense, provided that: (i) [ * ]; and (ii) [ * ].

(b) If either Party becomes aware of any Third Party activity that infringes a Partially Exclusive Patent or any allegation by a Third Party that a Partially Exclusive Patent is invalid or unenforceable, then that Party shall give prompt written notice to the other Party regarding such infringement or allegation. As between the Parties, the Seller shall have the first right, but not the obligation, to attempt to resolve such infringement or allegation, whether by settlement or judgment. In such event, the Purchaser agrees to be joined as a necessary party to the suit (if applicable), at the request and expense of the Seller, and to provide reasonable assistance in any such action, at the Seller’s expense. If the Seller declines to attempt to resolve such infringement or allegation, then, [ * ], the Purchaser shall have the subsequent right, but not the obligation, to attempt to resolve such infringement or allegation, whether by settlement or judgment. In such event, the Seller agrees to be joined as a necessary party to the suit (if applicable), at the request and expense of the Purchaser, and to provide reasonable assistance in any such action, at the Purchaser’s expense.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.2 Further Assurances; Access to Books and Records.

(a) Following the Effective Date, each Party shall, to the extent reasonably requested by the other Party and at such other Party’s sole expense, execute and deliver such documents and instruments and take such other actions as such other Party may reasonably request in order to consummate and make effective the transactions contemplated by this Agreement.

(b) Prior to the [ * ], the Seller shall transfer to the Purchaser copies of all EPS laboratory notebooks pertaining to the Purchased Assets, provided that the Seller may redact from such copies all entries with respect to experiments that do not pertain to or are not used or held in connection with the Purchased Assets or which the Seller is prohibited from disclosing pursuant to the Exelixis Existing Agreements (such copies and data and all intellectual property rights associated therewith, contained therein, the “Notebook Copies”).

(c) On the Effective Date, the Seller shall notify its external patent counsel managing the prosecution of the Purchased Patents of the transfer of ownership of such Purchased Patents to the Purchaser pursuant to this Agreement, and shall instruct such counsel to maintain all records, files, notes and other information relating to prosecution of the Purchased Patents on behalf of the Purchaser. The Seller shall instruct such patent counsel to provide the Purchaser, within seven (7) days after the Effective Date, with a list of deadlines for the three (3) months subsequent to the Effective Date.

(d) After the Effective Date, to the extent necessary for the Seller’s performance under the Contract Research Agreement or for the Seller to investigate or confirm performance of contractual, financial or legal obligations documented in such Books and Records, the Purchaser shall give the Seller and the Seller’s advisors and representatives reasonable access to all Books and Records to the extent such Books and Records relate to any period prior to the Effective Date.

(e) As soon as practicable after the Effective Date, the Seller shall transfer the Purchased Promoter Samples to the Purchaser at a location designated by the Purchaser in writing.

7.3 Confidentiality.

(a) After the Effective Date, neither the Seller nor the Purchaser shall, and the Seller and the Purchaser shall cause their respective Affiliates not to, issue any press release or otherwise make any public statement or any other public (or non-confidential) disclosure (whether or not in response to an inquiry) regarding the terms of this Agreement and the transactions contemplated by this Agreement without the prior written consent of the other Party; provided, however, that (i) the Parties have agreed upon and will jointly issue the press release

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

set forth in Exhibit F no more than two (2) business days after the Effective Date; (ii) either Party (or any of its Affiliates) shall have the right to make such disclosure to the extent required by law or court order, including securities laws and applicable securities exchange regulations, without first obtaining such written consent from the other Party; (iii) either Party may disclose the terms of this Agreement, on a need-to-know basis, to its Affiliates; (iv) a Party or any of its Affiliates may disclose the terms of this Agreement, on a need-to-know basis, to its investment bankers, employees, consultants and agents, and to its potential or actual lenders, potential or actual acquirors of all or a portion of the assets or stock of such Party or any of its Affiliates, and potential or actual investors in connection with a private financing (including a private investment in a public entity) by such Party or any of its Affiliates; (v) the Seller may disclose the terms of this Agreement pertaining to the Sellable Assets to any potential or actual Sellable Assets Purchaser; (vi) the Seller may disclose the terms of this Agreement pertaining to the Cell Factory Assets to any potential or actual purchaser or collaborator of the Cell Factory Assets; and (vii) the Seller may disclose the terms of this Agreement to any sublicensee solely to the extent necessary for such sublicensee to ascertain the scope of the sublicense so granted; provided further that, prior to any such disclosure to any Person set forth in (iv), (v), (vi) or (vii), such Person must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 7.3. A copy of this Agreement may be filed by either Party with the Securities and Exchange Commission. In connection with any such filing, such Party shall endeavor to obtain confidential treatment of economic and trade secret information, shall provide the other Party with an opportunity to review and comment on such Party’s proposed redactions, and shall give due consideration to any such comments, and shall use commercially reasonable efforts to obtain acceptance of redactions reasonably requested by the other Party.

(b) For a period of [ * ] each party hereto shall (i) use commercially reasonable efforts to maintain in confidence the Confidential Information of any other Party who is not its Affiliate (but shall use not less than those efforts as it uses to maintain in confidence its own proprietary industrial information of similar kind and value) and not to disclose such Confidential Information to any Third Party without prior written consent of the Party to whom such Confidential Information belongs, and (ii) not use such Confidential Information for any purpose except those permitted by this Agreement (it being understood that this subsection (ii) shall not create or imply any rights or licenses not expressly granted under Sections 1.3, 1.4 or 2.2.)

(c) The obligations in Section 7.3(b) shall not apply with respect to any portion of the Confidential Information of a party (the “Disclosing Party”) that an unaffiliated party hereto (the “Recipient Party”) can show:

(i) is or was publicly disclosed by the Disclosing Party or any of its Affiliates, either before or after it is disclosed to the Recipient Party hereunder;

(ii) was known to the Recipient Party or any of its Affiliates, without obligation to keep it confidential, prior to disclosure by the Disclosing Party;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(iii) is or was disclosed to the Recipient Party or any of its Affiliates by a Third Party without obligation to keep it confidential;

(iv) is or was published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Recipient Party; or

(v) has been or is independently developed by employees or contractors of the Recipient Party or any of its Affiliates without the aid, application or use of Confidential Information of the Disclosing Party.

(d) A Party may disclose the Confidential Information of another Party to the extent such disclosure is reasonably necessary in any of the following instances:

(i) disclosures requested or required by operation of law or court order, provided that such Party gives such other Party as much prior notice as is reasonably practicable and legally permissible and discloses only such information as it is obligated to disclose; and

(ii) disclosures, to the extent necessary for the performance of this Agreement or exercise of rights (including the licenses and covenants not to sue set forth in Section 2), to its Affiliates, employees, consultants and agents, as well as actual or potential licensees or sublicensees, each of whom prior to such disclosure must be bound by similar obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 7.3.

(e) The Purchased Know-How will be fully disclosed to the Purchaser and will be treated by the Seller as Confidential Information of the Purchaser hereunder.

(f) The Non-Exclusive Know-How will be disclosed by the Seller to the Purchaser during the term of the Contract Research Agreement. After the Effective Date, EPS shall [ * ]. The Seller covenants that [ * ]. The obligations of [ * ] this Section 7.3(f) shall expire on [ * ].

7.4 Tax Cooperation; Allocation of Certain Taxes.

(a) The Purchaser and the Seller agree to furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information and assistance relating to the Purchased Assets (including, access to books and records) as is reasonably necessary for the filing of all Tax Returns, and making of any election related to Taxes, the preparation for any audit by any taxing authority, and the prosecution or defense of any claim, suit or proceeding relating to any Tax Return.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b) All real property Taxes, personal property Taxes and similar ad valorem obligations levied with respect to the Purchased Assets for a taxable period which includes (but does not end on) the Effective Date (collectively, the “Apportioned Obligations”) shall be apportioned between the Seller and the Purchaser as of the Effective Date based on the number of days of such taxable period ending on the Effective Date (the “Pre-Closing Tax Period”) and the number of days of such taxable period after the Effective Date (with respect to any such taxable period, the “Post-Closing Tax Period”). The Seller shall be liable for the proportionate amount of such Apportioned Obligations that is attributable to the Pre-Closing Tax Period, and the Purchaser shall be liable for the proportionate amount of such Apportioned Obligations that is attributable to the Post-Closing Tax Period. In the event that either the Seller or the Purchaser shall receive any bill relating to the Apportioned Obligations or shall make any payment for which it is entitled to reimbursement under this Section 7.4(b), the other Party shall make such reimbursement promptly but in no event later than twenty (20) days after the presentation of a statement setting forth the amount of reimbursement to which the presenting Party is entitled along with such supporting evidence as is reasonably necessary to calculate the amount of reimbursement.

SECTION 8. MISCELLANEOUS PROVISIONS.

8.1 Guaranty.

(a) Exelixis acknowledges that EPS and Agrinomics are each a direct wholly owned subsidiary of Exelixis. Exelixis hereby unconditionally and irrevocable guarantees to the Purchaser the full performance by the Seller, as and when due hereunder, of all obligations of the Seller under this Agreement.

(b) Mycogen acknowledges that the Purchaser is a wholly owned subsidiary of Mycogen. Mycogen hereby unconditionally and irrevocable guarantees to the Seller the full performance by the Purchaser, as and when due hereunder, of all obligations of the Purchaser under this Agreement.

8.2 Time of the Essence. Time is of the essence in this Agreement.

8.3 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given or made as follows: (a) if sent by registered or certified mail in the United States return receipt requested, upon receipt; (b) if sent designated for overnight delivery by nationally recognized overnight air courier (such as DHL or Federal Express), the next business day after delivery to such courier; (c) if sent by facsimile transmission or by electronic transmission, including email, when transmitted and receipt is confirmed; and (d) if otherwise actually personally delivered, when delivered, provided that such notices, requests, demands and other communications are delivered to the address set forth below, or to such other address as any Party or Mycogen or Exelixis shall provide by like notice to the other Parties or Mycogen or Exelixis to this Agreement:

if to the Seller or Exelixis:

Exelixis Plant Sciences, Inc.

16160 SW Upper Boones Ferry Road

Portland, Oregon 97224

Attention: Vice President of

Facsimile: (503) 670-7703

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

with copies to:

Exelixis, Inc.

170 Harbor Way, P.O. Box 511

South San Francisco, California 94083

Attention: Senior VP, Patents and Licensing

Facsimile: (650) 837-8205

and

Cooley Godward Kronish LLP

Five Palo Alto Square

3000 El Camino Real

Palo Alto, California 94306

Attention: Marya A. Postner, Esq.

Facsimile: (650) 849-7400

if to the Purchaser or Mycogen:

Agrigenetics, Inc.

9330 Zionsville Road

Indianapolis, Indiana 46268

Attn: General Counsel

Facsimile: (317) 337-6954

with copies to:

Dow AgroSciences LLC

9330 Zionsville Road

Indianapolis, Indiana 46268

Attn: General Counsel

Facsimile: (317) 337-6954

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and

King & Spalding LLP

1180 Peachtree Street

Atlanta, Georgia 30309

Attention:    C. William Baxley, Esq.

Anne M. Cox, Esq.

Facsimile: (404) 572-5132

8.4 Headings. The bold-faced headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

8.5 Counterparts and Exchanges by Electronic Transmission or Facsimile. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission, including by email, or facsimile shall be sufficient to bind the parties hereto to the terms and conditions of this Agreement.

8.6 Governing Law. This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

8.7 Dispute Resolution.

(a) In the event of a claimed breach of this Agreement by either Party, or any other dispute arising out of or related to this Agreement, the Parties shall try to settle their differences amicably between themselves by first referring the disputed matter to the respective heads of research of each Party, and if not resolved by such research heads, by referring the disputed matter to the respective Chief Executive Officers of each Party. Either Party may initiate such informal dispute resolution by sending written notice of the dispute to the other Party, and within [ * ] after receipt of such notice, such representatives of the Parties shall meet either in person or by teleconference or video conference to attempt in good faith to resolve any such dispute. If such personnel are unable to resolve such dispute within [ * ] of their first meeting, either Party may initiate arbitration by following the procedures set forth in the commercial arbitration rules of the American Arbitration Association (“AAA”) in effect on the Effective Date (the “AAA Rules”). Within [ * ] of the date provided for any answering statement to be filed by the answering Party, each Party shall select an arbitrator from AAA’s National Roster who is experienced in the field of biotechnology, preferably plant biotechnology, and shall provide written notice thereof to the other Party and to AAA. The two (2) arbitrators so selected shall mutually select a third (3rd) arbitrator from AAA’s National Roster who is experienced in the field of biotechnology, preferably plant biotechnology. The arbitration shall be conducted in accordance with the procedures set forth below and under the AAA Rules in the

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Denver, Colorado office of the AAA. The arbitrators so selected shall hold a preliminary conference with the Parties within [ * ] after their appointment, at which they will schedule a date for the arbitration hearing that will accommodate no more than [ * ] for pre-hearing discovery. The arbitrators shall render their decision after the hearing, in writing, as expeditiously as is possible, and such decision shall be delivered based on written materials submitted by the Parties to the arbitrators and on any oral presentation or testimony offered at the hearing, but provided that neither Party shall be required to attend any such hearing except that individual representatives of the Parties may be required by subpoena to testify at the hearing as ordered by the arbitrators. Each Party shall supply to the other Party a copy of any written materials to be submitted to the arbitrators at least [ * ] prior to the scheduled hearing. A default judgment may be entered against any Party that fails to provide written materials to the other Party for the arbitration hearing. The decision of the three arbitrators shall be final, binding and unappealable and shall be filed as a judgment or record in any court having proper jurisdiction. [ * ].

(b) Discovery shall be (i) limited to the exchange of and timely responding to document requests, interrogatories, and depositions, not to exceed [ * ] per witness, (ii) limited to information directly relevant to the disputed issues and (iii) take into account claims of privilege, work product and other restrictions on discovery as appear to be warranted. The Parties shall comply with the AAA Rules and the scheduling order issued by the arbitrators in serving and responding to discovery.

(c) The arbitrators may award the prevailing Party its attorneys’ and experts’ fees and disbursements incurred in resolving the dispute and may award other sanctions to the extent the arbitrators find any dispute advanced in the proceedings to be frivolous or without a good faith basis in fact and in law when the dispute was first presented for arbitration.

(d) The arbitration shall be absolutely confidential. As a condition precedent to the nomination or appointment of any person as arbitrator, such person shall execute a confidentiality agreement with the Parties (“Arbitrator Confidentiality Agreement”). Participation in the arbitration shall be strictly limited to employees, agents, experts and counsel for the respective Parties with an absolute “need to know”, and to Third Party witnesses with relevant information that testify as ordered by the arbitrators. The identities of all such employees, agents, experts, counsel of a Party and necessary Third Party witness shall be disclosed to the other Party before such employee, agent, expert, counsel or necessary Third Party witness participates in arbitration. All pleadings, briefs and other written submissions shall be presented solely to the arbitrators and exchanged between the Parties; copies shall not be lodged with the AAA. All evidence likewise shall be presented solely to the arbitrators. No copies of any submission by a Party or any documentary evidence presented by a Party shall be made by the other Party or any of the arbitrators except as necessary to prosecute or defend against claims at issue in the dispute. The award shall not disclose any Confidential Information of any Party. Promptly following the award, all submissions and documentary evidence presented by a Party shall be returned to that Party by the other Party and by each of the arbitrators, provided that neither of the Parties, as opposed to the arbitrators, shall be obligated to return the submissions and documentary evidence presented by the other Party until such time as the award is satisfied.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(e) Any issue concerning the extent to which any dispute is subject to arbitration, or concerning the applicability, interpretation, or enforceability of this Section 8.7, including any contention that all or any part of this Section 8.7 is invalid or unenforceable, shall be governed by the Federal Arbitration Act and resolved by the arbitrators, not the court.

8.8 Injunctive Relief.

(a) Each party hereto acknowledges and agrees that any violation of the terms of this Agreement may result in irreparable injury and damage to the other parties hereto that may not be adequately compensable in money damages, and for which the other parties hereto will have no adequate remedy at law. Each party hereto therefore consents and agrees that the other parties hereto may obtain such interlocutory injunctions, orders and decrees as may be necessary to enforce their respective rights under this Agreement, which rights shall be cumulative and in addition to any other rights or remedies to which such parties may be entitled.

(b) [ * ]

8.9 Successors and Assigns; Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the Seller and their successors and assigns (if any) and the Purchaser and its successors and assigns (if any). Except as set forth in Section 2.2(d), none of the provisions of this Agreement is intended to provide any rights or remedies to any Person other than the parties to this Agreement and their respective successors and assigns (if any).

8.10 Waiver. No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

8.11 Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of the Purchaser and the Seller (and, if such amendment affects Section 6, 7.3 or Section 8.1, Mycogen and Exelixis, or if such amendment affects Section 8.15, Exelixis).

8.12 Severability. In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.13 Entire Agreement. The Transactional Agreements set forth the entire understanding of the parties relating to the subject matter thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter thereof.

8.14 Assignment. None of the Seller, the Purchaser, Mycogen nor Exelixis may assign any of their respective rights or delegate any of their respective obligations under this Agreement to any other Person without the prior written consent of the other parties hereto, provided that the Seller and the Purchaser may assign all of their respective rights and obligations under this Agreement, but not less than all, without such consent to any of their respective Affiliates or to their respective successors in interest in connection with the sale of all or substantially all of their respective assets to which this Agreement pertains, through merger, acquisition or other similar transactions.

8.15 Non-Competition.

(a) For a period of [ * ] (the “Covered Period”), EPS, Agrinomics and Exelixis and their respective Affiliates, other than a Permitted Affiliate, shall not for themselves or for any other Person: [ * ]. A “Permitted Affiliate” shall mean a Person who acquires all or substantially all of the stock or assets of EPS, Agrinomics or Exelixis.

(b) Each of EPS, Agrinomics and Exelixis acknowledges that the covenants of EPS, Agrinomics and Exelixis set forth in this Section 8.15 are an essential element of this Agreement and that any breach by EPS, Agrinomics or Exelixis of any provision of this Section 8.15 will result in irreparable injury to the Purchaser. Each of EPS, Agrinomics and Exelixis have independently consulted with their counsel and after such consultation agrees that the covenants set forth in this Section 8.15 are reasonable and proper to protect the legitimate interest of the Purchaser.

8.16 Expenses. Except as otherwise provided herein, all fees and expenses payable in connection with the consummation of the transactions contemplated by this Agreement shall be borne by the party incurring the fees or expenses or seeking such consent or approval.

8.17 Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

(b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits and Schedules to this Agreement. The Exhibits and Schedules attached hereto are deemed to be part of this Agreement as if fully set forth herein.

{Remainder of page intentionally left blank}

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The parties to this Agreement have caused this Agreement to be executed and delivered as of the Effective Date.

AGRIGENETICS, INC., a Delaware corporation

By:	/s/ Antonio Galindez
Name:	Antonio Galindez Sept. 4, 2007
Title:	President

MYCOGEN, INC., a California corporation solely pursuant to Section 7.3 and Section 8 hereunder

By:	/s/ Jerome Peribere
Name:	Jerome A. Peribere Sept. 4, 2007
Title:	President

{Signature Page to Asset Purchase and License Agreement}

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXELIXIS PLANT SCIENCES, INC., a Delaware corporation

By:	/s/ George Scangos
Name:	George A. Scangos
Title:	President and Chief Executive Officer

AGRINOMICS, LLC, a Delaware limited liability company

By:	/s/ George Scangos
Name:	George A. Scangos
Title:	Chief Executive Officer

EXELIXIS, INC., a Delaware corporation solely pursuant to Section 7.3 and Section 8 hereunder

By:	/s/ George Scangos
Name:	George A. Scangos
Title:	President and Chief Executive Officer

{Signature Page to Asset Purchase and License Agreement}

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

CERTAIN DEFINITIONS

For purposes of the Agreement (including this Exhibit A), the following terms shall have the meaning set forth or as referenced below:

“AAA” shall have the meaning set forth in Section 8.7(a).

“AAA Rules” shall have the meaning set forth in Section 8.7(a).

“Activation Tagging Patents” shall mean (a) all Purchased Patents identified as such on Schedule 1.1(c), (b) all continuations, continued prosecutions, continuations-in-part, divisionals, substitutes and foreign counterparts thereof, (c) all patents issuing from or claiming priority to any of the foregoing and (d) all re-examinations, reissues, renewals, extensions and term restorations of any of the foregoing.

“ACTTAG” shall mean the Seller’s proprietary activation tagging technology.

“Acquisition” shall have the meaning set forth in the Recitals.

“Affiliate”, with respect to a Person, shall mean any person, corporation, partnership or other entity that directly or indirectly controls or is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meaning, the terms “controlled by” or “under common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of fifty percent (50%) or more of the voting stock of such entity, or by contract or otherwise.

“Aggregate Payment” shall have the meaning set forth in Section 6.3(b).

“Agreement” shall mean the Asset Purchase and License Agreement to which this Exhibit A is attached, as it may be amended from time to time.

“Agrinomics” shall have the meaning set forth in the Preamble.

“Allocation Statement” shall have the meaning set forth in Section 4.3.

“Apportioned Obligations” shall have the meaning set forth in Section 7.4(b).

“Arabidopsis ACTTAG Database” shall mean [ * ].

[ * ].

“Arbitrator Confidentiality Agreement” shall have the meaning set forth in Section 8.7(d).

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Assignment and Assumption Agreement” shall have the meaning set forth in Section 1.2(b)(iii).

“Assumed Liabilities” shall have the meaning set forth in Section 3.1.

[ * ] shall mean [ * ] and its Affiliates.

[ * ]

[ * ]

[ * ] shall mean: (a) all patents and patent applications set forth on Schedule 2.2; (b) all continuations, continued prosecutions, continuations-in-part, divisionals, substitutes and foreign counterparts thereof; (c) all patents issuing from or claiming priority to any of the foregoing; and (d) all re-examinations, reissues, renewals, extensions and term restorations of any of the foregoing.

[ * ]

[ * ]

[ * ] shall mean:

(a) (i) all patents and patent applications set forth on Schedules 1.3(a) and (c); (ii) all continuations, continued prosecutions, continuations-in-part, divisionals, substitutes and foreign counterparts thereof; (iii) all patents issuing from or claiming priority to any of the foregoing; and (iv) all re-examinations, reissues, renewals, extensions and term restorations of any of the foregoing; and

(b) [ * ]

[ * ]

“Bill of Sale” shall have the meaning set forth in Section 1.2(b)(ii).

[ * ]

[ * ]

“Books and Records” shall mean all books, records, ledgers and files or other similar information of the Seller (in any form or medium) in Seller’s possession as of the Effective Date that are (a) related to, used or held for use in connection with the Purchased Facility, the operation thereof or the Purchased Operative Assets, (b) files with respect to filing, prosecution, maintenance or enforcement of the Purchased Patents prior to the Effective Date, or (c) invention disclosures owned by the Seller that do not relate to any Excluded Assets.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Cell Culture Applications” shall mean the use of technology and Know-How in [ * ]

“Cell Factory Assets” shall mean the assets set forth on Schedule 2.1(d) hereto that are Controlled by the Seller.

“Cell Factory Purchase Agreement” shall have the meaning set forth in Section 2.1(c)(ii).

[ * ] means a patent application that is Controlled by EPS and claims or contains [ * ].

“Claim” shall mean any claim, demand, dispute, action, suit, proceeding, investigation or other similar matter.

“Claim Notice” shall have the meaning set forth in Section 6.3(a).

“Claims Period” shall mean the period during which a claim for indemnification may be asserted hereunder by an Indemnified Party.

“Closing” shall have the meaning set forth in Section 1.2(a).

“Combined Payment” shall have the meaning set forth in Section 6.3(e).

“Computers” shall mean the computers expressly set forth on Schedule 2.1(a) hereto, including all data and software stored thereon.

“Confidential Information” shall mean (a) all information disclosed by the Seller to the Purchaser, whether before, on or after the Effective Date, with respect to the Non-Exclusive Assets and (b) all information disclosed by the Seller to the Purchaser or the Purchaser to the Seller, whether before, on or after the Effective Date, with respect to the Purchased Assets or Partially Exclusive Patents. The Confidential Information described in subsection (a) of this definition shall be deemed the Confidential Information of the Seller. The Confidential Information described in subsection (b) of this definition shall be deemed the Confidential Information of the Purchaser.

“Contract Research Agreement” shall have the meaning set forth in the Recitals.

“Contractual Assets” shall mean [ * ].

“Control” or “Controlled” shall mean ownership or other legal authority or right of a Party or any of its Affiliates to grant a license or sublicense of intellectual property rights to another Party or its Affiliates or to transfer materials to another Party or its Affiliates, without the grant or such license, sublicense or transfer alone constituting a material breach of an agreement between that Party (or its Affiliates) and a Third Party.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Core Representation” shall mean any of the representations and warranties set forth in the following Sections: [ * ].

[ * ]

[ * ]

“Covered Crops” shall mean [ * ].

“Covered Period” shall have the meaning set forth in Section 8.15(a).

[ * ]

“Damages” shall mean all obligations, liabilities, damages, losses, expenses (including reasonable attorney’s fees and reasonable expenses of litigation), penalties, fines and judgments, but excluding incidental, consequential, indirect, special and punitive damages.

“DAS” shall mean Dow AgroSciences LLC.

“Disclosing Party” shall have the meaning set forth in Section 7.3(c).

“Disclosure Schedule” shall have the meaning set forth in Section 5.1.

“Dollars” shall mean United States dollars.

[ * ]

[ * ]

[ * ]

[ * ]

“Dual-Use Assets” shall mean: [ * ].

“Effective Date” shall have the meaning set forth in Section 1.2(a).

“Encumbrance” shall mean any charge, claim, mortgage, lien, option, pledge, security interest, easement, encroachment, right of first refusal, adverse claim or other restriction of any kind, including any restriction on or transfer or other assignment, as security or otherwise, of or relating to use, quiet enjoyment, voting, transfer, receipt of income or exercise of any other attribute of ownership.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Environmental Laws” shall mean any Laws of any Governmental Authority relating to (a) releases or threatened releases of Hazardous Substances or materials containing Hazardous Substances; (b) the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Substances or materials containing Hazardous Substances; or (c) pollution or protection of the environment, health, safety or natural resources.

“Environmental Permits” shall mean all Permits under any Environmental Law.

“Environmental Reports” shall have the meaning set forth in Section 5.1(q).

“EPS” shall have the meaning set forth in the Preamble.

“Excluded Assets” shall mean all assets of the Seller that are not Purchased Assets, Partially Exclusive Patents or Non-Exclusive Assets, including:

(a)	the Cell Factory Assets;

(b)	the Sellable Assets;

(c)	the Contractual Assets;

(d)	the Dual-Use Assets; and

(e)	the Excluded Patents.

“Excluded Patents” shall mean (a) all patents and patent applications listed on Schedule 2.1(d) or Schedule 2.1(e), (b) all continuations, continued prosecutions, continuations-in-part, divisionals, substitutes and foreign counterparts of any of the foregoing, (c) all patents issuing from or claiming priority to any of the foregoing and (d) all re-examinations, reissues, renewals, extensions and term restorations of any of the foregoing.

“Excluded Portfolios” shall mean the [ * ].

“Excluded Liabilities” shall have the meaning set forth in Section 3.2.

“Exelixis” shall have the meaning set forth in the Preamble.

“Exelixis Existing Agreements” shall mean the following:

(a)	[ * ]

“Field Crops” shall mean [ * ]

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“First Anniversary Payment” shall have the meaning set forth in Section 4.1.

[ * ]

[ * ]

[ * ]

[ * ]

“Governmental Authority” shall mean any United States or non-United States federal, national, supranational, state, provincial, local or similar government, governmental, regulatory or administrative authority, branch, agency or commission or any court, tribunal, or arbitral or judicial body (including any grand jury).

“Greenhouse Lease” shall mean the Lease Agreement by and between Purchaser and EPS, effective as of the Effective Date.

“Hazardous Substances” shall mean (a) those substances defined in or regulated under the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), the Clean Water Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide, and Rodenticide Act and the Clean Air Act, and their state counterparts, as each may be amended from time to time, and all regulations thereunder; (b) petroleum and petroleum products, including crude oil and any fractions thereof; (c) natural gas, synthetic gas, and any mixtures thereof; (d) polychlorinated biphenyls, asbestos and radon; (e) any other pollutant or contaminant; and (f) any substance, material or waste regulated by any Governmental Authority pursuant to any Environmental Law.

[ * ] shall mean [ * ]

“Indemnified Party” shall have the meaning set forth in Section 6.3(a).

“Indemnifying Party” shall have the meaning set forth in Section 6.3(a).

“Initial Threshold” shall have the meaning set forth in Section 6.3(c).

“Intellectual Property Rights” shall mean all rights of the following types, which may exist or be created under the laws of any jurisdiction in the world: (a) rights associated with works of authorship, including copyrights; (b) trade secret rights; (c) patent and industrial property rights; and (d) rights in or relating to registrations, renewals, extensions, combinations, divisions, and reissues of, and applications for, any of the rights referred to in clauses “(a)” through “(c)” above.

“Internal Revenue Code” shall mean the United States Internal Revenue Code of 1986, as amended.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Key Employee” shall mean any of the following: [ * ].

“Key Personnel” shall have the meaning set forth in the Contract Research Agreement.

“Know-How” shall mean all data, inventions, discoveries, findings, methods, information, processes, informatics, techniques and technology (whether or not patentable), including, formulae, materials, including biological materials, practices, methods, knowledge, know-how, processes, experience, test data (including biological, field trial and test data, and related reports, statistical analyses, expert opinions and the like), analytical and quality control data, marketing data, which in all cases are not generally known, and the trade secret rights to the foregoing.

“Law” shall mean any statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, policy, decree or order of any Governmental Authority.

“Letter” shall have the meaning set forth in Section 1.2(b)(iv).

“Listed Patents” shall have the meaning set forth in Section 5.1(c)(i).

[ * ]

[ * ]

“Mycogen” shall have the meaning set forth in the Preamble.

[ * ]

[ * ] shall have the meaning set forth in Section 2.4.

[ * ] means a patent application that is Controlled by EPS and claims or contains [ * ].

“Non-Exclusive Assets” shall mean:

(a)	the Non-Exclusive Know-How; and

(b)	the Non-Exclusive Patents.

“Non-Exclusive Know-How” shall mean the Know-How possessed and Controlled by the Seller on the Effective Date, subject to any obligation the Seller has with respect to any Third Party as of the Effective Date, that relates to:

(a)	[ * ]

excluding Know-How that is Purchased Know-How or a Contractual Asset. Non-Exclusive Know-How includes, but is not limited to, the Know-How identified on Schedule 1.4(a) attached hereto.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Non-Exclusive Patents” shall mean (a) all patents and patent applications set forth on Schedule 1.4(b); (b) all continuations, continued prosecutions, continuations-in-part, divisionals, substitutes and foreign counterparts thereof; (c) all patents issuing from any of the foregoing; and (d) all re-examinations, reissues, renewals, extensions and term restorations of any of the foregoing.

“Notebook Copies” shall have the meaning set forth in Section 7.2(b).

“Notice” shall have the meaning set forth in Section 2.1(c)(ii).

“Notice Period” shall have the meaning set forth in Section 2.1(c)(ii).

[ * ]

“Partially Exclusive Patents” shall mean:

(a)	(i) all patents and patent applications set forth on Schedules 1.3(a), (b) and (c); (ii) all continuations, continued prosecutions, continuations-in-part, divisionals, substitutes and foreign counterparts thereof; (iii) all patents issuing from or claiming priority to any of the foregoing; and (iv) all re-examinations, reissues, renewals, extensions and term restorations of any of the foregoing; and

(b)	[ * ]

“Parties” shall have the meaning set forth in the Preamble.

“Party” shall have the meaning set forth in the Preamble.

“[ * ] Claim” shall have the meaning set forth in Section 6.1.

“Patent Assignment Agreement” shall have the meaning set forth in Section 1.2(b)(ii).

“Patent Expiration Date” shall have the meaning set forth in Section 6.3(c).

“[ * ]” shall mean the owner of the [ * ].

“PDX Facility” shall mean the facility with an address of 16160 SW Upper Boones Ferry Road, Portland, Oregon 97224.

“PDX Facility Lease” shall mean the Lease Agreement by and between Pacific Realty Associates and EPS dated March 7, 2006, as amended on or before the Effective Date.

“PDX Facility License” shall mean the PDX Facility License Agreement by and between Purchaser and EPS, effective as of the Effective Date.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Permits” shall have the meaning set forth in Section 5.1(o).

“Permitted Affiliate” shall have the meaning set forth in Section 8.15.

“Permitted Contacts” shall have the meaning set forth in Section 2.1(b)(ii)(1).

“Permitted Encumbrance” shall mean (a) any lien for current Taxes and assessments not yet past due, (b) any mechanics’, workmen’s, repairmen’s, warehousemen’s and carriers’ lien arising in the ordinary course of business consistent with past practice of the Seller, (c) statutory or common law liens arising in the ordinary course of business for sums not yet past due, including statutory or common law liens to secure obligations arising in the ordinary course of business to landlords, lessor or renters under leases or rental agreements, (d) security given in the ordinary course of business to any public utility, Governmental Authorities or other statutory or public authority, wherein the underlying obligations are not yet past due, (e) deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance or similar programs mandated by applicable Law, (f) zoning, building code, entitlement, conservation restriction and other land use and environmental regulations by Governmental Authorities that do not materially interfere with the present use of the Purchased Assets, and (g) all covenants, conditions, restrictions, easements, charges and rights-of-way and other similar matters of record set forth in any state, local or municipal franchise applicable to the Purchased Assets that do not materially interfere with the present use of the Purchased Assets.

“Permitted Purposes” shall have the meaning set forth in Section 7.3(f).

“Person” shall mean an individual, corporation, partnership, limited liability company, limited liability partnership, syndicate, person, trust, association, organization or other entity, including any Governmental Authority, and including any successor, by merger or otherwise, of any of the foregoing.

[ * ]

[ * ]

“Post-Closing Tax Period” shall have the meaning set forth in Section 7.4(b).

“Pre-Closing Tax Period” shall have the meaning set forth in Section 7.4(b).

“Purchase Price” shall have the meaning set forth in Section 4.1.

“Purchased Agreement Assets” shall mean EPS’s interest in the materials, data, information and intellectual property generated under the [ * ].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Purchased Assets” shall mean all of the Seller’s right, title and interest in, to and under the following:

(a)	the Purchased Agreement Assets;

(b)	the Purchased [ * ];

(c)	the Purchased [ * ];

(d)	the Purchased Facility;

(e)	the Purchased Know-How;

(f)	the Purchased Operative Assets;

(g)	the Purchased Patents;

(h)	the Purchased [ * ];

(i)	the Purchased Assigned Agreements;

(j)	the Purchased Promoter Samples;

(k)	the Notebook Copies; and

(l)	the Books and Records.

The Purchased Assets do not include any assets that are included in the Partially Exclusive Patents, Non-Exclusive Assets, or the Excluded Assets.

“Purchased Assigned Agreements” shall mean the following agreements:

(a)	the [ * ]; and

(b)	the [ * ].

“Purchased [ * ]” shall mean all [ * ].

“Purchased [ * ]” shall mean the portion of the [ * ].

[ * ]

“Purchased Know-How” shall mean the Know-How set forth on Schedule 1.1(a).

“Purchased Operative Assets” shall mean (a) [ * ].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Purchased Patents” shall mean:

(a)	(i) all patents and patent applications owned by the Seller as of the Effective Date, including those patents and patent applications listed on Schedule 1.1(c) or Schedule 2.2, (ii) all continuations, continued prosecutions, continuations-in-part, divisionals, substitutes and foreign counterparts of any of the foregoing, (iii) all patents issuing from or claiming priority to any of the foregoing and (iv) all re-examinations, reissues, renewals, extensions and term restorations of any of the foregoing; and

(b)	[ * ],

provided, however, that the Purchased Patents shall not include any Excluded Patent, Non-Exclusive Patent or Partially Exclusive Patent

“Purchased Promoters” shall mean the promoters set forth on Schedule 1.1(d), without consideration of the plasmid that the promoter is present in or whether the promoter exhibits the putative function/specificity.

“Purchased Promoter Patents” shall mean all Purchased Patents pertaining to the Purchased Promoters, including: (a) the Purchased Patents identified as such on Schedule 1.1(c), (b) all continuations, continued prosecutions, continuations-in-part, divisionals, substitutes and foreign counterparts thereof, (c) all patents issuing from or claiming priority to any of the foregoing and (d) all re-examinations, reissues, renewals, extensions and term restorations of any of the foregoing.

“Purchased Promoter Samples” shall mean, [ * ].

“Purchased [ * ]” shall mean all [ * ] pursuant to the [ * ].

“Purchased [ * ]” shall mean all [ * ].

“Purchaser” shall have the meaning set forth in the Preamble.

“Purchaser Indemnitees” shall have the meaning set forth in Section 6.1.

[ * ] shall mean any and all [ * ].

“Recipient Party” shall have the meaning set forth in Section 7.3(c).

“Release” shall have the meaning set forth in Section 101(22) of CERCLA.

[ * ]

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[ * ] shall mean:

(a)	(i) all patents and patent applications set forth on Schedules 1.3(a) and (b); (ii) all continuations, continued prosecutions, continuations-in-part, divisionals, substitutes and foreign counterparts thereof; (iii) all patents issuing from or claiming priority to any of the foregoing; and (iv) all re-examinations, reissues, renewals, extensions and term restorations of any of the foregoing; and

(b)	[ * ].

“Representation Threshold” shall have the meaning set forth in Section 6.3(b).

“Restriction Period” shall have the meaning set forth in Section 2.1(b)(ii)(5).

“Sellable Agreements” shall mean the agreements set forth in Schedule 2.1(b).

“Sellable Assets” shall mean the [ * ].

“Sellable Assets Purchase Agreement” shall have the meaning set forth in Section 2.1(b)(ii)(5).

“Sellable Assets Purchaser” shall have the meaning set forth in Section 2.1(b)(i).

“Sellable Assets Sale” shall have the meaning set forth in Section 2.1(b)(i).

[ * ] shall have the meaning set forth in Section [ * ].

“Seller” shall have the meaning set forth in the Preamble.

“Seller Indemnitees” shall have the meaning set forth in Section 6.2.

“Seller Parties” shall have the meaning set forth in Section 2.2(d).

“Statutory Warranty Deed” shall have the meaning set forth in Section 1.2(b)(ii).

“Tax” or “Taxes” shall mean any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Section 59A of the Internal Revenue Code), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, whether computed on a separate or consolidated, unitary or combined basis or in any other matter, including any interest, penalty or addition thereto, whether disputed or not and including any obligation to indemnify or otherwise assume or succeed to the Tax liability of any other Person.

“Tax Return” shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Third Party” shall mean any Person that is not a Party to this Agreement or an Affiliate of a Party to this Agreement.

“Third Party [ * ]” shall mean all [ * ].

“Third Party [ * ]” shall mean the portion of the [ * ].

“Third Party [ * ]” shall mean the portion of the [ * ].

[ * ]

[ * ]

“Transactional Agreements” shall mean (a) this Agreement, (b) the Contract Research Agreement, (c) the Statutory Warranty Deed, (d) the Bill of Sale, (e) the Patent Assignment Agreement, (f) the Assignment and Assumption Agreement, (g) the Letter, (h) the Greenhouse Lease and (i) the PDX Facility License.

“Transferee Parties” shall have the meaning set forth in Section 2.2(d).

[ * ]

[ * ] shall mean data [ * ].

[ * ] shall mean any database in Seller’s possession and Control as of the Effective Date [ * ].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit B

Statutory Warranty Deed

AFTER RECORDING RETURN TO, and

UNTIL FURTHER NOTICE, ALL FUTURE

TAX STATEMENTS SHALL BE SENT TO:

Agrigenetics, Inc.

9330 Zionsville Road

Indianapolis, Indiana 46268

Attention: General Counsel

Facsimile: (317) 337-6954

[ * ]

STATUTORY WARRANTY DEED

EXELIXIS PLANT SCIENCES, INC., a Delaware corporation, formerly known as AGRITOPE, INC., an Oregon Corporation, as Grantor, conveys and warrants to AGRIGENETICS, INC., a Delaware corporation as Grantee, the following described real property free of encumbrances except an specifically set forth herein situated in [ * ], to-wit:

PARCEL I – [ * ].

PARCEL II – [ * ].

The said property is free from encumbrances EXCEPT: PREMISES HEREIN DESCRIBED HAVE BEEN ZONED OR CLASSIFIED FOR [ * ], PROPERTY MAY BE SUBJECT TO ADDITIONAL TAXES OR PENALTIES AND INTEREST; RIGHTS OF THE PUBLIC IN AND TO ANY PORTION OF PREMISES; AGREEMENT FOR MAINTENANCE OF PUBLIC ROAD RECORDED [ * ].

THIS INSTRUMENT WILL NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

B-1

The true consideration for this conveyance is $[ * ].

Dated this 31st day of August, 2007

Grantor:

EXELIXIS PLANT SCIENCES, INC., a Delaware corporation

By:	/s/ George Scangos
Name:	George Scangos
Title:	President & Chief Executive Officer

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF SAN MATEO	)

On Aug-31-2007, 2007 before me, J. Cohen, Notary Public, Notary Public, personally appeared George Scangos, personally known to me to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

/s/ J. Cohen
Commission # 1745073 Signature of Notary Public

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

B-2

Execution Copy

Exhibit C

Bill of Sale

THIS BILL OF SALE is made as of September 4, 2007, by EXELIXIS PLANT SCIENCES, INC., a Delaware corporation (“EPS”) and AGRINOMICS, LLC, a Delaware limited liability corporation (“Agrinomics”) (and collectively with EPS, the “Seller”) for the benefit of AGRIGENETICS, INC., a Delaware corporation (the “Purchaser”). Capitalized terms used but not defined in this Bill of Sale shall have the meanings given to them in the Asset Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Purchaser, the Seller, Mycogen Corporation and Exelixis, Inc. have entered into that certain Asset Purchase and License Agreement on September 4, 2007 (the “Asset Purchase Agreement”), which provides for the sale of the Purchased Assets to, and the assumption of the Assumed Liabilities by, the Purchaser, for consideration in the amount and on the terms and conditions set forth in the Asset Purchase Agreement; and

WHEREAS, by this instrument the Seller is vesting in the Purchaser all rights, title and interest in, to and under the Purchased Assets free and clear of all Encumbrances except for Permitted Encumbrances as provided in the Asset Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller hereby sells, assigns, transfers, conveys and delivers to the Purchaser all right, title and interest in, to and under the Purchased Assets, free and clear of all Encumbrances except for Permitted Encumbrances as provided in the Asset Purchase Agreement.

The Seller hereby constitutes and appoints the Purchaser, its successors and assigns, as the Seller’s true and lawful attorney, with full power of substitution, in the Seller’s name and stead, on behalf of and for the benefit of the Purchaser, its successors and assigns, to demand and receive any and all of the Purchased Assets and to give receipts and releases for and in respect of the Purchased Assets, or any part thereof, and from time to time to institute and prosecute in the Seller’s name, at the sole expense and for the benefit of the Purchaser, its successors and assigns, any and all proceedings at law, in equity or otherwise, which the Purchaser, its successors and assigns, reasonably may require for the collection or reduction to possession of any of the Purchased Assets.

Nothing contained in this Bill of Sale is intended to provide any rights to the Purchaser or the Seller beyond those rights expressly provided to the Purchaser and the Seller in the Asset Purchase Agreement. Nothing contained in this Bill of Sale is intended to impose any obligations or liabilities on the Purchaser or the Seller beyond those obligations and liabilities expressly imposed on the Purchaser or the Seller in the Asset Purchase Agreement. Nothing contained in this Bill of Sale is intended to limit any of the rights or remedies available to the Purchaser or the Seller under the Asset Purchase Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Execution Copy

Nothing contained in this Bill of Sale shall be deemed to alter or amend the terms and provisions of the Asset Purchase Agreement, and in the event of any conflict between the terms and provisions of this Bill of Sale and the Asset Purchase Agreement, the terms and provisions of the Asset Purchase Agreement shall be deemed to govern and be controlling.

Nothing contained in this Bill of Sale is intended to provide any right or remedy to any person or entity, other than the Purchaser.

This Bill of Sale may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. The exchange of a fully executed Bill of Sale (in counterparts or otherwise) by electronic transmission, including by email, or facsimile shall be sufficient to bind the parties hereto to the terms and conditions of this Bill of Sale. This Bill of Sale shall be construed in accordance with, and governed in all respects by, the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

{Signature page follows}

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed and delivered as of the date first written above.

EXELIXIS PLANT SCIENCES, INC.

By	/s/ George A. Scangos
Name	George A. Scangos
Title	President and Chief Executive Officer

AGRINOMICS, LLC

By	/s/ George A. Scangos
Name	George A. Scangos
Title	Chief Executive Officer

{Signature Page to Bill of Sale}

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit D

Patent Assignment Agreement

THIS PATENT ASSIGNMENT AGREEMENT (this “Agreement”) is entered into this 4th day of September, 2007, (“Effective Date”) by and among AGRIGENETICS, INC., a Delaware corporation (the “Purchaser”), EXELIXIS PLANT SCIENCES, INC., a Delaware corporation (“EPS”), and AGRINOMICS, LLC, a Delaware limited liability company (“Agrinomics”). EPS and Agrinomics are collectively referred to herein as the “Seller”. The Purchaser, EPS and Agrinomics are individually referred to herein as a “Party” or collectively as the “Parties”.

RECITALS

WHEREAS, the Purchaser, the Seller, Mycogen Corporation, and Exelixis, Inc. are party to that certain Asset Purchase and License Agreement of even date herewith (the “Purchase Agreement”; capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Purchase Agreement); and

WHEREAS, the Seller desires to transfer and assign to the Purchaser the Purchased Patents.

NOW, THEREFORE, in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and among the Parties as follows:

1. For the good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Seller, the Seller does hereby sell, assign, transfer and convey to the Purchaser all of the Seller’s right, title and interest in, to and under: (a) the patents and patent applications set forth on Schedule A, in and to the inventions claimed or claimable therein, in the United States and its territories and in foreign countries, as well as any reissue, renewal, division, continuation or continuation-in-part or any foreign counterpart thereof or any other application that claims priority to the patents and patent applications set forth in Schedule A, together with all past, present, or future claims arising out of any infringement thereof, and all rights to claim priority on the basis of such patent applications and/or patents in the United States or in any foreign country; and (b) the patents and patent applications set forth on Schedule B, in and to the inventions claimed or claimable therein as well as any reissue, renewal, division, continuation or continuation-in-part or any other application that claims priority to the patents and patent applications set forth in Schedule B, in each case solely in the applicable country set forth in Schedule B and in no other countries, together with all past, present, or future claims arising out of any infringement thereof, and all rights to claim priority on the basis of such patent applications and/or patents solely in the applicable countries set forth on Schedule B and in no other countries, all such rights under (a) and (b) above to be held and enjoyed by the Purchaser, for its own use and benefit and for the use and benefit of its successors, assigns or other legal representatives as fully and entirely as the same would have been held and enjoyed by the Seller if this Agreement and sale had not been made.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2. The Seller hereby binds itself, its successors, assigns or other legal representatives, properly to execute without further consideration, any and all applications, petitions, oaths and assignments or other papers and instruments that may be necessary in order to carry into full force and effect the sale, assignment, transfer and conveyance hereby made or intended to be made.

3. Nothing contained in this Agreement is intended to limit any of the rights or remedies available to the Seller or the Purchaser under the Purchase Agreement. In the event of any conflict between this Agreement and the Purchase Agreement, the Purchase Agreement shall control.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, each party has executed this Agreement by its proper officers thereunto duly authorized.

EXELIXIS PLANT SCIENCES, INC.

Name:	/s/ George Scangos
Title:	President and Chief Executive Officer
Date:	Aug-31-2007

State of	)
) ss.
County of	)

(California All-purpose acknowledgement and notary certificate attached. /s/ J. Cohen)

AGRINOMICS, INC.

Name:	/s/ George Scangos
Title:	Chief Executive Officer
Date:	Aug-31-2007

State of	)
) ss.
County of	)

(California All-purpose acknowledgement and notary certificate attached. /s/ J. Cohen)

{Signature Page to Patent Assignment Agreement}

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AGRIGENETICS, INC.

Name:	/s/ Antonio Galindez
Title:	Antonio Galidez President
Date:	September 4, 2007

State of	Indiana	)
) ss.
County of	Marion	)

On this 4th day of September, 2007 before me personally appeared the foregoing individual, who executed the foregoing instrument and who acknowledged to me that he/she executed the same of his/her own free will for the purposes therein set forth.

/s/ Robin A. Erlenbaugh
Notary Public, Robin A. Erlenbaugh

(seal)	Hendricks County, State of Indiana
My Commission Expires: May 10, 2008

{Signature Page to Patent Assignment Agreement}

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE A

[ * ] Patents

[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ]

[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ] Portfolio

Title	County	Filing Date	Application No.
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ] Portfolio

[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Purchased Promoter Patents

1.

[ * ]

2.

[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

3.

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]

[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

5.

[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ]

[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[ * ]

[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ]

[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ] Related IP

Title	App. Type	App. Number	Filing Date
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Title	App. Type	App. Number	Filing Date
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[ * ] Portfolio

Title	Country	Filing Date	Application No.
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ] Portfolio [ * ]

Title	Country	Filing Date	Application No.
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ] Portfolio

Title	Country	Filing Date	Application No.
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[ * ] Portfolio

Title	Country	Filing Date	Application No.
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE B

Title	Country	Filing Date	Application No.
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Execution Copy

Exhibit E

Assignment and Assumption Agreement

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is entered into as of September 4, 2007 by and among AGRIGENETICS, INC., a Delaware corporation (the “Assignee”), MYCOGEN CORPORATION, a California corporation (“Mycogen”), EXELIXIS PLANT SCIENCES, INC., a Delaware corporation (“EPS”), and AGRINOMICS, LLC, a Delaware limited liability corporation (“Agrinomics”). EPS and Agrinomics are collectively referred to herein as the “Assignor”. The Assignee, EPS and Agrinomics are individually referred to herein as a “Party” or collectively as the “Parties”. Mycogen is a party to this Agreement solely as a guarantor pursuant to Section 4. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Purchase Agreement (as defined below).

WHEREAS, the Assignor, the Assignee and Exelixis, Inc. have entered into that certain Asset Purchase and License Agreement on September 4, 2007 (the “Purchase Agreement”), which provides for the sale of the Purchased Assets, including the Purchased Assigned Agreements set forth on Schedule I attached hereto, to, and the assumption of the Assumed Liabilities by, the Assignee.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignment of the Purchased Assigned Agreements. The Assignor hereby assigns to the Assignee the Purchased Assigned Agreements and all of the Assignee’s rights, title and interest in and benefits arising out of or accruing thereunder after the Effective Date.

2. Other Assumed Liabilities. The Assignee hereby assumes and agrees with the Assignor to pay, perform, discharge or otherwise satisfy the Assumed Liabilities, pursuant to and in accordance with the Purchase Agreement.

3. Relationship with Purchase Agreement. Nothing contained in this Agreement is intended to limit any of the rights or remedies available to the Assignor or the Assignee under the Purchase Agreement. In the event of any conflict between this Agreement and the Purchase Agreement, the Purchase Agreement shall control.

4. Guarantee. Mycogen acknowledges that the Assignee is a wholly owned subsidiary of Mycogen. Mycogen hereby unconditionally and irrevocable guarantees to the Assignor the full performance by the Assignee, as and when due hereunder, of all obligations of the Assignee under this Agreement.

5. Miscellaneous This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission, including by email, or facsimile shall be sufficient to bind the parties hereto to the terms and conditions of this Agreement. This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

E-1

The parties to this Agreement have caused it to be executed and delivered as of the Effective Date.

AGRIGENETICS, INC., a Delaware corporation

By:	/s/ Antonio Galindez
Name:	Antonio Galindez September 4, 2007
Title:	President

MYCOGEN CORPORATION, a California corporation solely as the Assignee’s guarantor pursuant to Section 4 hereunder

By:	/s/ Jerome A. Peribere
Name:	Jerome A. Peribere September 4, 2007
Title:	President

EXELIXIS PLANT SCIENCES, INC., a Delaware corporation

By:	/s/ George A. Scangos
Name:	George A. Scangos
Title:	President and Chief Executive Officer

AGRINOMICS, LLC, a Delaware limited liability corporation

By:	/s/ George A. Scangos
Name:	George A. Scangos
Title:	President and Chief Executive Officer

{SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT}

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

E-2

Execution Copy

Schedule I

Purchased Assigned Agreements

1.	[ * ]

2.	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

E-1

Execution Copy

Exhibit F

Joint Press Release

Contacts:

Charles Butler

Director,

Investor Relations

Exelixis, Inc.

(650) 837-7277

cbutler@exelixis.com

Kenda Resler Friend

Dow AgroSciences

(317) 337-4743

Kresler@dow.com

DOW AGROSCIENCES AND EXELIXIS PLANT SCIENCES ANNOUNCE MAJOR

RESEARCH COLLABORATION, ASSET PURCHASE TO ADVANCE GENE DISCOVERY

AND VALIDATION

INDIANAPOLIS and SOUTH SAN FRANCISCO – September 4, 2007 - Dow AgroSciences LLC, a wholly owned subsidiary of The Dow Chemical Company (NYSE: Dow), and Exelixis Plant Sciences, a wholly owned subsidiary of Exelixis, Inc. (Nasdaq: EXEL), announced today that the companies have signed a major research collaboration agreement which includes the purchase of selected assets by Dow AgroSciences’ affiliate Agrigenetics Inc. The agreement is focused on the development of new tools for gene discovery and validation of novel crop traits. The asset purchase by Dow AgroSciences includes certain intellectual property and physical assets used for crop trait discovery.

In the rapidly advancing field of biotechnology, the capability to quickly identify and validate genes of interest in key crops is a competitive advantage. This contract research agreement and asset purchase combines the unique skills and technologies of both companies to deliver differentiated capabilities in gene discovery and validation.

“At Dow AgroSciences we continue to add cutting-edge tools to our Research and Development portfolio, and are excited about what this agreement will enable us to add to our existing capabilities,” said Daniel R. Kittle, Ph.D., vice president of Research and Development for Dow AgroSciences. He adds, “This asset purchase and collaboration will accelerate our gene discovery and validation efforts as we work to bring revolutionary solutions for our customers. Our past collaborations with Exelixis Plant Sciences have been highly productive, and we look forward to continuing that tradition in our relationship.”

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

F-1

“This deal with Dow AgroSciences will ensure that the assets that have been developed at Exelixis Plant Sciences are developed in a way in which they receive the critical mass of agricultural expertise and resources they deserve,” said George A. Scangos, Ph.D., president and chief executive officer of Exelixis. “We have collaborated with Dow AgroSciences over the past several years and believe they are one of the leaders in agricultural research and development and we believe the Exelixis Plant Science assets will be a valuable addition to their portfolio.”

About Exelixis

Exelixis, Inc. is a development-stage biotechnology company dedicated to the discovery and development of novel small molecule therapeutics for the treatment of cancer and other serious diseases. The company is leveraging its fully integrated drug discovery platform to fuel the growth of its development pipeline, which is primarily focused on cancer. Currently, Exelixis’ broad product pipeline includes investigational compounds in phase 2 and phase 1 clinical development for cancer and renal disease. Exelixis has established strategic corporate alliances with major pharmaceutical and biotechnology companies, including GlaxoSmithKline, Bristol-Myers Squibb Company, Genentech, Wyeth Pharmaceuticals and Daiichi-Sankyo. For more information, please visit the company’s web site at http://www.exelixis.com.

About Dow AgroSciences

Dow AgroSciences LLC, based in Indianapolis, Indiana, USA, is a top-tier agricultural company providing innovative crop protection, pest and vegetation management, seed, and agricultural biotechnology solutions to serve the world’s growing population. Global sales for Dow AgroSciences, a wholly owned subsidiary of The Dow Chemical Company, are $3.4 billion. Learn more at www.dowagro.com.

Exelixis Forward-Looking Statement

This press release contains forward-looking statements, including, without limitation, all statements related to the respective capabilities of Exelixis Plant Sciences and Dow AgroSciences with respect to gene discovery and validation of novel crop traits, the companies’ research agreement and Dow AgroSciences’ asset purchase. Words such as “will,” “believe,” “continuing,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon Exelixis’ current expectations. Forward-looking statements involve risks and uncertainties and past performance is not indicative of future results. Exelixis’ actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, the risk that products candidates that appeared promising in early research do not demonstrate safety or efficacy in clinical trials; the ability of the company to advance preclinical compounds into clinical development; the uncertainty of the U.S. Food and Drug Administration approval process; and the therapeutic and commercial value of the company’s compounds and risks related to the company’s need for additional financing. These and other risk factors are discussed under “Risk Factors” and elsewhere in Exelixis’ quarterly report on Form 10-Q for the quarter ended June 30, 2007 and other filings with the Securities and Exchange Commission. Exelixis expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Exelixis’ expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

E-2

Schedule 1.1(a)

Purchased Know-How

1.	[ * ]

2.	[ * ]

3.	Purchased [ * ]

4.	[ * ]

Schedule 1.1(a)    Purchased Know-How

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

i

Schedule 1.1(b)

Purchased Operative Assets

[ * ]

Schedule 1.1(b)    Purchased Operative Assets

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 1.1(c)

Purchased Patents

[ * ] Patents

[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

Schedule 1.1(c)    Purchased Patents

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[ * ] Portfolio [ * ]

[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ] Portfolio

[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ] Portfolio

[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

Purchased Promoter Patents

1.	[ * ]

[ * ] Related IP

[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

Schedule 1.1(c)    Purchased Patents

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

Schedule 1.1(c)    Purchased Patents

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

v

[ * ]

Title	Country	Filing Date	Application No.
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

Schedule 1.1(c)    Purchased Patents

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 1.1(c)(A)

[ * ]

[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

Schedule 1.1(c)(A)    [ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 1.1(d)

Purchased Promoters

[ * ]

Schedule 1.1(d)    Purchased Promoters

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 1.3(a)

Partially Exclusive Patents

[ * ]

Schedule 1.3(a)    Partially Exclusive Patents

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 1.3(b)

Partially Exclusive Patents

[ * ]

Schedule 1.3(b)    Partially Exclusive Patents

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

x

Schedule 1.3(c)

Partially Exclusive Patents

[ * ]

Schedule 1.3(c)    Partially Exclusive Patents

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 1.3(d)

[ * ] Partially Exclusive Patents

[ * ]

Schedule 1.3(d)    Partially Exclusive Patents

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 1.3(d)(A)

[ * ] Partially Exclusive Patents

[ * ]

Schedule 1.3(d)(A)    [ * ] Partially Exclusive Patents

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 1.4(a)

Non-Exclusive Know-How

1.	[ * ]

2.	[ * ]

3.	[ * ]

4.	[ * ]

5.	[ * ]

Schedule 1.4(a)    Non-Exclusive Know-How

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 1.4(b)

Non-Exclusive Patents

1.	[ * ]

2.	[ * ]

Schedule 1.4(b)    Non-Exclusive Patents

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 2.1(a)

Computers

[ * ]

Schedule 2.1(a)    Computers

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 2.1(b)

Sellable Agreements

1.	[ * ]

2.	[ * ]

Schedule 2.1(b)    Sellable Agreements

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 2.1(c)

Excluded Portfolios

[ * ]

Schedule 2.1(c)    Excluded Portfolios

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 2.1(d)

Cell Factory Assets

[ * ]

Schedule 2.1(d)    Cell Factory Assets

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 2.1(e)

Excluded Patents

[ * ]

Schedule 2.1(e)    Excluded Patents

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 2.2

[ * ]

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED